As filed with the Securities and Exchange Commission on February 23, 2005

File No: 333-121848

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No.	☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

The Prudential Series Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

(Address of Principal Executive Offices)

800-778-2255

(Area Code and Phone Number)

Jonathan D. Shain

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

(Name and Address of Agent for Service)

Copy to:

Christopher E. Palmer

Goodwin Procter LLP

901 New York Ave., N.W.

Washington, DC 20001

Approximate date of proposed public offering:  As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Offered:  Shares of The Prudential Series Fund SP Prudential Emerging Growth Portfolio.

No filing fee is due with this filing because the Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

THE PRUDENTIAL SERIES FUND

Content of Registration Statement on Form N-14

Cover Sheet

Part A – Prospectus/Proxy Statement

Part B – Statement of Additional Information

Part C – Other Information

Signature Page

Exhibits

The Prudential Series Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
Telephone 888-778-2888

February 28, 2005

Dear Valued Customer,

As a Prudential contract owner or policyholder who beneficially owns shares of the SP Technology Portfolio ("Technology Portfolio") of The Prudential Series Fund, Inc. (the "Fund"), you are cordially invited to a special meeting of the shareholders of the Technology Portfolio to be held at the offices of the Fund on April 19, 2005, at 11 a.m.

The special meeting is very important to the future of the Technology Portfolio. At the special meeting, shareholders are being asked to approve or disapprove, as more fully described in the attached Prospectus/Proxy Statement, a Plan of Reorganization that would result in shares of the Technology Portfolio that you beneficially own being exchanged for class I shares of the SP Prudential Emerging Growth Portfolio of the Fund ("Emerging Growth Porfolio" and, together with the Technology Portfolio, the "Portfolios"). The Directors of the Fund unanimously recommend that you consider and approve this proposal. If the shareholders of the Technology Portfolio approve the proposal, you will beneficially own shares of the Emerging Growth Portfolio equal in value to your investment in the Technology Portfolio. The shares of the Emerging Growth Portfolio that you will beneficially own after the transaction are the same class of shares as are currently beneficially owned by the majority of shareholders of the Emerging Growth Portfolio. You will no longer have an interest in the Technology Portfolio, and the Technology Portfolio will no longer exist.

You will not have a taxable gain or loss as a result of the proposed transaction.

Prudential Investments LLC, the Portfolios' investment manager, believes that combining the assets of the Portfolios is appropriate and that the single, larger fund that would result from the transaction may be able to benefit from reduced trading costs and increased operational efficiencies, leading to reductions in the expenses that are borne by shareholders for the operation of the Technology Portfolio.

Your vote is important no matter how large or small your investment. We urge you to read the Prospectus/Proxy Statement thoroughly and to indicate your voting instructions on the enclosed voting instruction card(s), date and sign it, and return it promptly in the envelope provided to be received by the Fund on or before the close of business on April 13, 2005. The shares that you beneficially own will be voted in accordance with instructions received by that date. All shares of the Technology Portfolio for which instructions are not received will be voted in the same proportion as the votes cast by contract owners.

Any questions or concerns you may have regarding the special meeting or the voting instruction card should be directed to your financial representative.

Sincerely,

David R. Odenath, Jr.
President
The Prudential Series Fund, Inc.

SPECIAL MEETING OF SHAREHOLDERS
OF THE SP TECHNOLOGY PORTFOLIO
OF
THE PRUDENTIAL SERIES FUND, INC.

To be held
April 19, 2005

To the Shareholders of the SP Technology Portfolio of The Prudential Series Fund, Inc.:

Notice is hereby given that a Special Meeting of Shareholders of the SP Technology Portfolio ("Technology Portfolio") of The Prudential Series Fund, Inc. (the "Fund"), will be held at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102 on April 19, 2005 at 11 a.m. Eastern Time, or at such adjourned time as may be necessary to vote (the "Meeting"), for the following purposes:

I.  To approve a Plan of Reorganization of the Fund on behalf of the Technology Portfolio and the SP Prudential Emerging Growth Portfolio of the Fund ("Emerging Growth Portfolio"), that provides for the acquisition of substantially all of the assets of the Technology Portfolio in exchange for class I shares of the Emerging Growth Portfolio, the distribution of such shares to the shareholders of the Technology Portfolio, and the complete liquidation and dissolution of the Technology Portfolio. The shares distributed to the shareholders of the Technology Portfolio will be the same class of shares as those beneficially owned by the majority of the shareholders of the Emerging Growth Portfolio.

II.  To transact such other business as may properly come before the Meeting or any adjournment thereof.

A copy of the Plan of Reorganization is attached as Exhibit A to the Prospectus/Proxy Statement.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this Notice. The Board of Directors has fixed the close of business on January 14, 2005 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only holders of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each share of the Technology Portfolio is entitled to one vote on each proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend, you are requested to complete, date and sign the enclosed voting instruction card and return it promptly in the envelope provided for that purpose. Alternatively, you may vote electronically as described in the Prospectus/Proxy Statement. The enclosed voting instruction card is being solicited on behalf of the Board of Directors.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT. YOU MAY REVOKE YOUR INSTRUCTION AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT A MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE INSTRUCTION AND YOU CAN THEN VOTE IN PERSON.

  By order of the Board of Directors

  Jonathan D. Shain
  Secretary
  The Prudential Series Fund, Inc.

February 28, 2005

THE PRUDENTIAL SERIES FUND, INC.

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

PROSPECTUS/PROXY STATEMENT

February 28, 2005

Acquisition of the Assets of the
SP Technology Portfolio
By and in exchange for shares of the SP Prudential U.S. Emerging Growth Portfolio

This Prospectus/Proxy Statement is furnished in connection with a Special Meeting (the "Meeting") of shareholders of the SP Technology Portfolio (the "Technology Portfolio"), a series of The Prudential Series Fund, Inc. (the "Fund"), called by the Fund to approve or disapprove a Plan of Reorganization (the "Plan"). If shareholders of the Technology Portfolio vote to approve the Plan, you will receive an investment in the SP Prudential U.S. Emerging Growth Portfolio (the "Emerging Growth Portfolio" and, together with the Technology Portfolio, each, a "Portfolio" and collectively, the "Portfolios"), a series of the Fund, equal in value to your investment in the Technology Portfolio, as provided in the Plan and described at greater length below. The Technology Portfolio will then be liquidated and dissolved.

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey on April 19, 2005 at 11 a.m. Eastern time. The Board of Directors of the Fund is soliciting these proxies on behalf of the Technology Portfolio. This Prospectus/Proxy Statement will first be sent to shareholders on or about February 28, 2005.

The Fund serves primarily as an underlying mutual fund for variable annuity contracts and variable life insurance policies (the "Contracts") issued by life insurance companies ("Participating Insurance Companies"), including The Prudential Insurance Company of America, Pruco Life Insurance Company and Pruco Life of New Jersey Insurance Company (collectively, "Prudential"), affiliates of the Fund's investment manager, Prudential Investments LLC ("PI"). Prudential holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the Technology Portfolio through the Contracts and should consider themselves shareholders of the Technology Portfolio for purposes of this Prospectus/Proxy Statement. Prudential is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the Technology Portfolio by its separate accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

The investment objectives of the Portfolios are comparable. The investment objective of the Technology Portfolio is growth of capital. The investment objective of the Emerging Growth Portfolio is long-term capital appreciation.

This Prospectus/Proxy Statement gives the information about the proposed reorganization and issuance of shares of the Emerging Growth Portfolio that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference.

You may request a free copy of a Statement of Additional Information ("SAI") relating to this Prospectus/Proxy Statement or other documents related to the Fund without charge by calling 888-778-2888 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. The Securities and Exchange Commission ("SEC") maintains a website (www.sec.gov) that contains the SAI and other material incorporated by reference and considered part of this Prospectus/Proxy Statement, together with other information regarding the Fund.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

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SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Emerging Growth Portfolio (Exhibit B).

The Proposal

You are being asked to consider and approve a Plan of Reorganization that will have the effect of combining the Technology Portfolio and the Emerging Growth Portfolio into a single mutual fund. If shareholders of the Technology Portfolio vote to approve the Plan, the assets of the Technology Portfolio will be transferred to the Emerging Growth Portfolio in exchange for a then equal value of shares of the Emerging Growth Portfolio. Shareholders of the Technology Portfolio will have their shares exchanged for class I shares of the Emerging Growth Portfolio of equal dollar value based upon the value of the shares at the time the Technology Portfolio's assets are transferred to the Emerging Growth Portfolio. After the transfer of assets and exchange of shares have been completed, the Technology Portfolio will be liquidated and dissolved. The proposed reorganization is referred to in this Prospectus/Proxy Statement as the "Transaction." As a result of the Transaction, you will cease to be a beneficial shareholder of the Technology Portfolio and will become a beneficial shareholder of the Emerging Growth Portfolio. You will beneficially own class I shares of the Emerging Growth Portfolio, the same shares as those beneficially owned by the majority of shareholders of the Emerging Growth Portfolio.

For the reasons set forth in the "Reasons for the Transaction" section, the Board of Directors of the Fund has determined that the Transaction is in the best interests of the shareholders of the Technology Portfolio and the Emerging Growth Portfolio, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Transaction.

The Board of Directors of the Fund, on behalf of the Technology Portfolio and the Emerging Growth Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

Shareholder Voting

Each Contract owner invested in the Technology Portfolio at the close of business on January 14, 2005 (the "Record Date") will be entitled to instruct Prudential how to vote at the Meeting, and will be entitled to give voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share of the Technology Portfolio that he or she beneficially owns. In addition, Prudential, as record owner of the shares, will vote all shares of the Technology Portfolio for which it does not receive voting instructions, and it will vote those shares in the same proportion as the votes cast by Contract owners. To approve the Transaction for the reorganization of the Technology Portfolio, the affirmative vote of the holders of a majority of the total number of shares of the Technology Portfolio outstanding and entitled to vote thereon must be voted in favor of the Plan.

Please provide voting instructions as soon as you receive this Prospectus/Proxy Statement. You may provide your voting instructions to Prudential by completing and signing the enclosed ballot (the "proxy card") or by phone. If you vote by either of these methods, your votes will be officially cast at the Meeting by Prudential acting through the persons appointed as proxies.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

COMPARISONS OF IMPORTANT FEATURES OF THE PORTFOLIOS

The Investment Objectives and Strategies of the Portfolios

This section describes the investment policies of the Technology Portfolio and the Emerging Growth Portfolio and the differences between them. For a complete description of the investment policies and risks of the Emerging Growth Portfolio, you should read the Prospectus for that Portfolio included as Exhibit B. For additional information

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about both Portfolios, please refer to the documents described in "Additional Information About the Company and the Portfolio," below.

The investment objectives of the Portfolios are comparable. The investment objective of the Technology Portfolio is growth of capital. The investment objective of the Emerging Growth Portfolio is long-term capital appreciation. The investment objectives for the Portfolios are fundamental policies that can be changed only with shareholder approval.

The Technology Portfolio and the Emerging Growth Portfolio invest primarily in equity securities. Each Portfolio pursues its investment objective through various investment strategies that are employed by the Portfolio's subadviser.

The Technology Portfolio normally invests at least 80% of its investable assets in the stocks of companies that use technology in the development of new or improved products or processes. The Technology Portfolio will not change this policy unless it provides at least 60 days prior written notice to Contract owners. Up to 25% of the Portfolio's assets may be invested in foreign securities. The Portfolio's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings ("IPOs").

In choosing stocks, the subadviser for the Technology Portfolio looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the Portfolio's investments may currently be experiencing losses. The Technology Portfolio focuses on those technology sectors that are expected to outperform on a relative scale. The more attractive sectors are overweighted. Among the sectors evaluated are those that develop, produce or distribute products or services in the computer, semi-conductor, electronics, communications, healthcare, biotechnology, computer software and hardware, electronic components and systems, network and cable broadcasting, telecommunications, defense and aerospace, and environmental sectors.

The Technology Portfolio typically sells a stock when the subadviser believes there is a more attractive alternative, the stock's valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The Technology Portfolio may also sell stocks when the subadviser's valuation of a sector has changed. The Technology Portfolio may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in the underlying asset, to increase returns, or as part of a hedging strategy. The Technology Portfolio may also engage in short sales, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its securities.

The Emerging Growth Portfolio pursues its objective by investing primarily in equity securities. In deciding which equity securities to purchase, the subadviser for the Emerging Growth Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Emerging Growth Portfolio normally invests at least 80% of the Portfolio's investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Emerging Growth Portfolio will not change this policy unless it provides 60 days prior written notice to Contract owners.

The Emerging Growth Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor's Mid Cap 400 Stock Index as of the end of the previous calendar quarter. As of December 31, 2003, this number was $11.8 billion. The subadviser uses the market capitalization measurements used by Standard & Poor's at the time of purchase.

In addition to buying equities, the Emerging Growth Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

Thus, the Portfolios pursue comparable objectives in a somewhat different manner. The Technology Portfolio primarily invests in the stocks of technology and technology-related companies. The Emerging Growth Portfolio pursues its objective by investing primarily in the stocks of small and medium-sized U.S. companies which have the potential for above-average growth. Further, the Technology Portfolio may invest up to 25% of the Fund's total assets in foreign securities, while the Emerging Growth Portfolio may invest up to 35% in foreign securities. For purposes

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of the 35% limit, the Emerging Growth Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities. Finally, the Emerging Growth Portfolio may invest up to 20% of the Fund's assets in fixed income securities, while the Technology Portfolio does not invest in such securities.

Other Non-Fundamental Investment Policies of the Portfolios

As noted above, each Portfolio invests primarily in equity securities. Under certain circumstances, each Portfolio may invest a portion of its assets in other types of investments or employ alternative investment strategies. In general, each Portfolio may invest in debt securities; foreign securities, options, and futures; currency hedging transactions; and other derivative instruments.

The Technology Portfolio may use derivatives such as futures and options as a substitute for taking a position in the underlying asset, to increase returns, or as part of a hedging strategy. The Portfolio may also engage in short sales, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its Portfolio securities.

The Emerging Growth Portfolio may invest in derivatives, such as futures and options contracts, repurchase agreements, foreign currency forward contracts, derivative strategies, and securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. The Portfolio also may invest in mortgage-related securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities or to the yield or value of the Portfolio's shares.

In response to adverse market, economic, or political conditions, or when restructuring the Portfolio, each Portfolio may temporarily invest up to 100% of its assets in cash or money market instruments. Investing heavily in these securities limits the Portfolios' ability to achieve capital appreciation, but can help to preserve their assets when the equity markets are unstable.

Fundamental Investment Restrictions of the Portfolios

As noted above, a Portfolio may not change a fundamental investment restriction without the prior approval of its shareholders. Each Portfolio has adopted identical fundamental investment restrictions, which limit a Portfolio's ability to: (i) issue senior securities; (ii) borrow money (except for non-leveraging, temporary or emergency purposes); (iii) underwrite securities; (iv) purchase or sell real estate; (v) purchase or sell physical commodities; (vi) make loans (except for certain securities lending transactions); and (vii) concentrate its investments by investing more than 25% of the value of the Portfolio's assets in securities of issuers having their principal business activities in the same industry.

Risks of Investing in the Portfolios

Like all investments, an investment in either Portfolio involves risk. There is no assurance that either Portfolio will meet its investment objective. As with any mutual fund investing primarily in equity securities, the value of the securities held by a Portfolio may decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally. These declines may be substantial. In addition, certain risks are associated with the particular investment strategies employed by each Portfolio.

Like all common stocks, the market values of the common stocks held by the Technology Portfolio and the Emerging Growth Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception, or general economic or financial market movements. The Technology Portfolio's focus on the stocks of technology companies may mean that factors affecting technology companies could have a significant effect on the Portfolio's performance, because the stocks of technology companies, especially those of small, less-seasoned companies, tend to be more volatile than the overall stock market.

Both Portfolios invest in common stock issued by small and medium sized companies. The price of the stock of smaller companies may go up and down more than stocks of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have

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an adverse effect on the pricing of these securities and on a Portfolio's ability to sell the securities. Although both Portfolios may invest in stocks of smaller companies, the Emerging Growth Portfolio invests primarily in stocks of small and medium sized companies.

Both Portfolios may invest in technology companies. Those companies, especially small cap technology companies, involve increased risk because the companies' revenues and/or earnings tend to be less predictable, and share prices tend to be more volatile. While both Portfolios may invest in technology companies, the Technology Portfolio concentrates its investments in the technology sector, which has been among the most volatile sectors of the stock market.

For more information about the risks associated with the Portfolios' investment strategies, see the Portfolios' Prospectus, and for a more detailed discussion of the Portfolios' investments, see the Portfolios' Statement of Additional Information, both of which are incorporated into this Proxy Statement by reference.

Federal Income Tax Considerations

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio has qualified and elected or intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in the future. As a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Portfolio's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers controlled by the Portfolio that are determined, under applicable regulations, to be engaged in the same or similar trades or businesses or related trades or businesses. As a regulated investment company, a Portfolio (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements

The Transaction may entail various tax consequences, which are discussed under the caption "Tax Consequences of the Transaction."

Management of the Fund and the Portfolios

Prudential Investments LLC ("PI"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serves as Manager of the Fund pursuant to an investment management agreement with the Fund on behalf of each Portfolio (the "Management Agreement"). Under the Management Agreement, PI administers each Portfolio's business affairs and supervises each Portfolio's investments. Subject to approval by the Board of Directors, PI may select and employ one or more sub-advisors for a Portfolio, who will have primary responsibility for determining what investments the Portfolio will purchase, retain and sell. Also subject to the approval of the Board of Directors, PI may reallocate a Portfolio's assets among subadvisers including (to the extent legally permissible) affiliated subadvisers, consistent with a Portfolio's investment objectives.

The Fund has obtained an exemption from the SEC that permits PI to change subadvisers for each of its series, including the Portfolios, and to enter into new sub-advisory agreements without obtaining shareholder approval of the such changes. Any such subadviser change would be subject to approval by the Board of Directors of the Fund. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the Fund) is intended to facilitate the efficient supervision and management of the sub-advisors by PI and the Directors of the Fund.

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PI currently engages the following Subadvisers to manage the investments of each Portfolio in accordance with the Portfolio's investment objective, policies, and limitations, and any investment guidelines established by PI. Each Subadviser is responsible, subject to the supervision and control of PI, for the purchase, retention, and sale of securities in a Portfolio's investment portfolio under its management.

The Dreyfus Corporation ("Dreyfus") serves as the subadviser to the SP Technology Portfolio. Dreyfus is an indirect, wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Founded in 1947, Dreyfus manages, as of December 31, 2003, approximately $167 billion in 201 mutual fund portfolios. Mellon is a global financial services company. The address of Dreyfus is 200 Park Avenue, New York, New York 10166.

Mark Herskovitz is the portfolio manager for the Technology Portfolio. Mr. Herskovitz is a senior portfolio manager in the equity research department of Dreyfus. He is the primary portfolio manager of the Dreyfus Premier Technology Growth Fund and has been a manager of the fund since its inception in October 1997. Additionally, he serves as head of technology research for Dreyfus's Equity Research department. Prior to joining Dreyfus in 1996, Mr. Herskovitz served as a senior technology analyst at National City Bank where he was responsible for coverage of companies in the following industries: data processing, computer hardware & software, semiconductor and telecom equipment, and services. Mr. Herskovitz received his A.B. from The University of Chicago, where he studied economics and history. He has managed the Portfolio since Dreyfus became the Portfolio's subadviser in January 2004.

Jennison Associates LLC ("Jennison") serves as the subadviser to the SP Prudential U.S. Emerging Growth Portfolio. Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Susan Hirsch is the portfolio manager for the Emerging Growth Portfolio. Ms. Hirsch is an Executive Vice President of Jennison. Prior to joining Jennison, she was a Managing Director of Prudential Global Asset Management. Prior to joining Prudential in July 1996, Ms. Hirsch was employed by Lehman Brothers Global Asset Management from 1986 to 1996, and by Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. Ms. Hirsch was named an Institutional Investor All-American Research Team Analyst for small growth stocks in 1991, 1992 and 1993. She holds a B.S. from Brooklyn College and is a member of the Financial Analysts Federation and The New York Society of Security Analysts, Inc. She has managed the Portfolio since its inception in August 2000.

Pursuant to the Management Agreement, PI receives a monthly investment management fee for the performance of its services. The investment management fee is accrued daily for the purposes of determining the sale and redemption price of a Portfolio's shares. Under the Management Agreement, the Technology Portfolio is obligated to pay PI an investment management fee equal to an annual rate of 1.15% of its average daily net assets. Under the Management Agreement, the Emerging Growth Portfolio is obligated to pay PI an annual investment management fee equal to 0.60% of its average daily net assets.

Thus, the Transaction, if approved by the shareholders of the Technology Portfolio, will result in a decrease in the management fee rate for current investors in the Technology Portfolio from 1.15% to 0.60%. During the fiscal year ended December 31, 2003, the Technology Portfolio paid $133,443 in investment management fees to PI. If the fee rate applicable to the Emerging Growth Portfolio had been in effect during the period, the Technology Portfolio would have paid $69,622 in investment management fees to PI.

PI pays each subadviser a portion of the investment management fee that it receives from each Portfolio. PI pays such subadvisory fees without any additional expense to a Portfolio. With respect to the Technology Portfolio PI pays Dreyfus a fee equal to an annual rate of 0.65% of the average daily net assets of the Portfolio. With respect to the Emerging Growth Portfolio, PI pays Jennison a fee equal to an annual rate of 0.30% of the average daily net assets of the Portfolio.

Valuation

The net asset value per share ("NAV") of each Portfolio is determined as of the time of the close of the New York Stock Exchange (the "NYSE") (which is normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. NAV is determined by dividing the value of a Portfolio's total assets, less any liabilities, by the number of total shares of that Portfolio outstanding. In general, the assets of each Portfolio are valued on the basis of market quotations. However, in certain circumstances where market quotations are not readily available or are believed to be inaccurate, assets are valued by methods that are believed to accurately reflect their fair value. Because NAV is calculated and purchases may be made only on business days, and because securities traded on foreign exchanges may trade on other days, the value of a Portfolio's investments may change on days when shares cannot be purchased or redeemed.

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Purchases, Redemptions, and Distributions

Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies held by Contract owners. Each business day, the separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Portfolios based on, among other things, the amount of premium payments and surrender and transfer requests under the Contracts. Orders are effected on days on which the NYSE is open for trading. Orders received before 4:00 P.M. Eastern Time are effected at the NAV determined as of 4:00 P.M. Eastern Time on that same day. Orders received after 4:00 P.M. Eastern Time are effected at the NAV calculated the next business day. Payment for redemptions will be made within seven days after the request is received. The Fund does not assess any fees, either when it sells or when it redeems its securities. However, surrender charges, mortality and expense risk fees, and other charges may be assessed by Participating Insurance Companies under the Contracts. Please refer to the prospectuses for your Contracts for further information on these fees and changes.

Each Portfolio will distribute annually substantially all of its income and capital gains to the separate accounts.

Frequent Trading

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds' performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates it own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for an investor's frequent trading strategies.

The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The ability of the Fund and its transfer agent to monitor for frequent trading is limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund's Portfolios. Each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The Fund communicates in writing to each investing insurance company that the Fund expects it to impose restrictions on transfers by contract owners. Moreover, the Fund receives reports on the trade restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios. The Fund and its transfer agent reserve the right to cancel all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Fees and Expenses

The following table describes the fees and expenses that Contract owners may pay if they invest in the Technology Portfolio and the Emerging Growth Portfolio, as well as the projected fees and expenses of the Emerging Growth Portfolio after the Transaction. The following table does not reflect any Contract charges. Because Contract

7

charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Transaction. See your Contract prospectus for more information about Contract charges.

Shareholder Fees (fees paid directly from your investment)

	Technology Portfolio	Emerging Growth Portfolio	Emerging Growth Portfolio After Transaction[1]
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets)

	Technology Portfolio[1]	Emerging Growth Portfolio[1]	Emerging Growth Portfolio After Transaction[2]
+ Management Fees	1.15%	0.60%	0.60%
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses	1.41%	0.20%	0.13%
= Total annual portfolio operating expenses	2.56%	0.80%	0.73%

1  Expenses are based upon the expenses for the year ended December 31, 2003. The total actual annual operating expenses for the Technology Portfolio for the year ended December 31, 2003 were less than the amount shown in the table due to fee waivers, reimbursements of expenses, and expense offset arrangements. These waivers, reimbursements and offset arrangements are voluntary and may be terminated by PI at any time. After accounting for the waivers, reimbursements, and offsets, the operating expenses of the Technology Portfolio were 1.30%. Listed fees and expenses for the Emerging Growth Portfolio reflect those applicable to class I shares of the Portfolio.

2  Projected expenses based on the expenses for class I shares for the twelve-month period ended June 30, 2004, with adjustments to reflect the expected expenses of the combined portfolio.

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Expense Examples

These examples are intended to help you compare the cost of investing in the Technology Portfolio or the Emerging Growth Portfolio with the cost of investing in other mutual funds, and the cost of investing in the Emerging Growth Portfolio after the Transaction. The examples assume that you invest $10,000, that you receive a 5% return each year, and that the Portfolios' total operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Technology Portfolio	$259	$796	$1,360	$2,895
Emerging Growth Portfolio	$82	$255	$444	$990
Emerging Growth Portfolio (Projected after the Transaction)	$75	$233	$406	$906

Performance

The bar charts below show the performance of each Portfolio for each full calendar year the Portfolio has been in operation. The first table below each bar chart shows the Portfolio's best and worst quarters during the periods included in the bar chart. The second table shows the average annual total returns for each Portfolio for 2003 and since inception.

This information may help provide an indication of each Portfolio's risks by showing changes in performance from year to year and by comparing each Portfolio's performance with that of a broad-based securities index. The charts and tables do not reflect Contract charges. If the Contract charges were included, the annual returns would have been lower than those shown. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a Portfolio will perform in the future.

SP Technology Portfolio

Annual Returns* (Class I Shares)

BEST QUARTER: 33.41% (4th quarter of 2001) WORST QUARTER: –34.25% (3rd quarter of 2001)

*  These annual returns do not include contract charges. If contract charges were included, the annual returns would have been lower than those shown. See the accompanying contract prospectus.

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Average Annual Returns* (as of 12/31/03)

	1 YR	SINCE INCEPTION (9/22/00)
Class I shares	42.39%	–20.21%
S&P 500 Index**	28.67%	–6.13%
S&P SuperComposite 1500 Technology Index***	47.88%	–20.20%
Lipper Variable Insurance Products (VIP) Specialty/Miscellaneous Funds Average****	40.28%	–16.66%

*    The Portfolio's returns are after deduction of expenses and do not include Contract charges.

**    The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) – an unmanaged index of 500 stocks of large U.S. companies – gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.

***    The Standard & Poor's SuperComposite 1500 Technology Index is a capitalization-weighted index designed to measure the performance of the technology component of the S&P 500 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.

****    The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges.

These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return.

SP Prudential U.S. Emerging Growth Portfolio

Annual Returns* (Class I Shares)

BEST QUARTER: 24.62% (2nd quarter of 2003) WORST QUARTER: –27.97% (3rd quarter of 2001)

*  These annual returns do not include contract charges. If contract charges were included, the annual returns would have been lower than those shown. See the accompanying contract prospectus.

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Average Annual Returns* (as of 12/31/03)

	1 YR	SINCE CLASS I INCEPTION (9/22/00)
Class I shares	42.09%	–11.69%
S&P MidCap 400 Index**	35.62%	3.21%
Russell Midcap Growth Index***	42.71%	–13.04%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	–15.22%

*    The Portfolio's returns are after deduction of expenses and do not include Contract charges.

**    The Standard & Poor's MidCap 400 Composite Stock Price Index (S&P MidCap 400 – an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation – gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.

***    The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.

****    The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges.

Other Key Features of the Portfolios

Shares of each portfolio of the Fund are sold only to separate accounts of insurance companies for the purpose of investing assets attributable to the Contracts. The separate accounts place orders to purchase and redeem shares of the Fund at their net asset value based on, among other things, the amount of premium payments to be invested and the amount of surrender or transfer requests to be effected that day under the Contracts. No sales commissions are charged on the purchase or sale of shares of the Portfolios, although sales charges may apply to transactions in the Contracts.

Each Portfolio of the Fund complies with the diversification requirements of Section 817(h) of the Code. In general, each Portfolio declares and distributes a dividend from its net investment income annually, and distributes any net realized long- and short-term capital gains at least annually, either during or after the close of the Portfolio's fiscal year. Distributions are made to the various separate accounts (not to Contract owners) in the form of additional shares (not in cash).

The Transaction may entail various federal income tax consequences, which are discussed below under the caption "Federal Income Tax Consequences of the Transaction."

REASONS FOR THE TRANSACTION

The Directors, including all of the Directors who are not "interested persons" of the Fund (the "Independent Directors"), have unanimously determined that the Transaction would be in the best interests of the shareholders of the Technology Portfolio and the Emerging Growth Portfolio, and that the interests of the shareholders of the Technology Portfolio and the Emerging Growth Portfolio would not be diluted as a result of the Transaction. At a meeting held on November 18, 2004, the Board considered a number of factors, including the following:

•  the compatibility of the Portfolios' investment objectives, policies and restrictions;

•  the relative past and current growth in assets and investment performance of the Portfolios and their respective

11

future prospects for growth;

•  the relative expense ratios of the Portfolios, and the impact of the proposed Transaction on the expense ratios;

•  the estimated costs of the Transaction;

•  the anticipated federal income tax consequences of the Transaction with respect to each Portfolio and its shareholders;

•  the relative size of the Technology Portfolio as compared to the Emerging Growth Portfolio;

•  the past and anticipated future inability of the Technology Portfolio to achieve satisfactory asset growth; and

•  the potential benefits of the proposed Transaction to the shareholders of each Portfolio, including long-term economies of scale.

At the November 18 meeting, PI recommended the Transaction to the Board. In recommending the Transaction, PI advised the Board that the Portfolios have comparable investment objectives, policies, and portfolios. PI also advised the Board that, as a result of the Transaction, shareholders of the Technology Fund would pay lower management fees and would incur lower overall Portfolio operating expenses.

PI further advised the Board that the Emerging Growth Portfolio had a greater amount of net assets than the Technology Portfolio. PI advised the Board that, as of September 30, 2004, the Technology Portfolio had attracted net assets of approximately $24.4 million and the Emerging Growth Portfolio had assets of approximately $107.5 million. Accordingly, by combining the Portfolios, the Technology Portfolio's shareholders would enjoy a greater asset base over which expenses could be spread. The Board considered PI's view that if the Transaction were approved, shareholders of the Technology Portfolio should likely realize a significant reduction in both the net annual operating expenses and the gross annual operating expenses (that is, without any waivers or reimbursements) paid on their investment. PI also informed the Board that the performance track record was stronger for the Emerging Growth Portfolio than for the Technology Portfolio.

In addition, the Board considered PI's projections that the total operating expenses for the Emerging Growth Portfolio should decrease and that the incremental assets should help to stabilize certain non-distribution related expenses. PI also expressed its belief that a merger of the Technology Portfolio into the Emerging Growth Portfolio would facilitate marketing efforts for the Emerging Growth Portfolio and, in doing so, might enhance asset growth for the benefit of shareholders of both Portfolios.

PI proposed to the Board that the expenses associated with the Transaction, including the solicitation of proxies, would be borne by the Portfolios. In particular, PI proposed that each Portfolio bear its pro rata expense related to executing the Transaction (based on net assets of the Portfolios), which PI estimated at approximately $162,000 in the aggregate.

The Board, including a majority of the Independent Directors, unanimously concluded that the Transaction is in the best interests of the shareholders of the Technology Portfolio and the Emerging Growth Portfolio, and that no dilution of value would result to the shareholders of the Technology Portfolio or the Emerging Growth Portfolio from the Transaction. Consequently, the Board approved the Plan and recommended that shareholders of the Technology Portfolio vote to approve the Transaction.

For the reasons discussed above, the Board of Directors unanimously recommends that you vote FOR the Plan.

If shareholders of the Technology Portfolio do not approve the Plan, the Board will consider other possible courses of action for the Technology Portfolio, including, among others, consolidation of the Technology Portfolio with one or more funds of the Fund, other than the Emerging Growth Portfolio, or unaffiliated funds.

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INFORMATION ABOUT THE TRANSACTION

This section is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Closing of the Transaction

If shareholders of the Technology Portfolio approve the Plan, the Transaction will take place after various conditions are satisfied by the Fund on behalf of the Technology Portfolio and the Emerging Growth Portfolio, including the preparation of certain documents. The Fund will determine a specific date for the actual Transaction to take place. This is called the "closing date." If the shareholders of the Technology Portfolio do not approve the Plan, the Transaction will not take place, and the Board will consider alternative courses of actions, as described above.

If the shareholders of the Technology Portfolio approve the Plan, the Technology Portfolio will deliver to the Emerging Growth Portfolio substantially all of its assets on the closing date. Prudential then will make a conforming exchange of units between the applicable sub-accounts in its separate accounts. As a result, shareholders of the Technology Portfolio will beneficially own shares of the Emerging Growth Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the Emerging Growth Portfolio. The stock transfer books of the Technology Portfolio will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Technology Portfolio may be submitted at any time before the close of the NYSE on the closing date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Fund may amend the Plan without shareholder approval. It may also agree to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval by shareholders of the Technology Portfolio.

Expenses of the Transaction

As stated above, the expenses resulting from the Transaction will be paid by the Portfolios. Each Portfolio shall bear its pro rata expense related to executing the transaction (based on net assets of the Portfolios). PI estimates the total cost of the expenses related to the Transaction at $162,000. PI expects that the portfolio securities of the Technology Portfolio will be transferred in-kind to the Emerging Growth Portfolio.

Federal Income Tax Consequences of the Transaction

The Transaction is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. In addition, because the Portfolios are offered through tax-deferred variable insurance products, Contract owners generally would not have any reportable gain or loss for federal income tax purposes even if the Transaction does not qualify as a tax-free reorganization. It is a condition to each Portfolio's obligation to complete the Transaction that the Portfolios will have received an opinion from Goodwin Procter LLP, based upon representations made by each Portfolio, and upon certain assumptions, substantially to the effect that:

(1)  The transfer by the Technology Portfolio of all of its assets to the Emerging Growth Portfolio, in exchange solely for Emerging Growth Portfolio shares, the assumption by the Emerging Growth Portfolio of all of the liabilities of the Technology Portfolio, and the distribution of the Emerging Growth Portfolio Shares to the shareholders of the Technology Portfolio in complete liquidation of the Technology Portfolio, will constitute a reorganization within the meaning of Section 368(a) of the Code;

(2)  The Technology Portfolio and the Emerging Growth Portfolio each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(3)  The Technology Portfolio will recognize no gain or loss on (i) the transfer of its assets to the Emerging Growth Portfolio in exchange solely for Emerging Growth Portfolio shares and the Emerging Growth Portfolio's assumption of the Technology Portfolio's liabilities, or (ii) the subsequent distribution of those shares to the shareholders of the Technology Portfolio in exchange for their Technology Portfolio shares;

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(4)  The Emerging Growth Portfolio will recognize no gain or loss on its receipt of the Technology Portfolio's assets in exchange solely for Emerging Growth Portfolio shares and the Emerging Growth Portfolio's assumption of the Technology Portfolio's liabilities;

(5)  The Emerging Growth Portfolio's basis in the Technology Portfolio's assets will, in each instance, be the same as the Technology Portfolio's basis therein immediately before the Reorganization, and the Emerging Growth Portfolio's holding period for the Technology Portfolio's assets will, in each instance, include the Technology Portfolio's holding period therefor;

(6)  A shareholder of the Technology Portfolio will recognize no gain or loss on the exchange of the Technology Portfolio shares held by such shareholder solely for the Emerging Growth Portfolio shares pursuant to the Reorganization; and

(7)  A Technology Portfolio's shareholder's aggregate basis in the Emerging Growth Portfolio Shares received by such shareholder in the Reorganization will be the same as the shareholder's aggregate basis in the Technology Portfolio shares surrendered in exchange for those Emerging Growth Portfolio shares, and the shareholder's holding period for those Emerging Growth Portfolio shares will include, in each instance, the shareholder's holding period for those Technology Portfolio shares, provided that the shareholder holds them as capital assets on the Closing Date.

Contract owners should consult the prospectuses of their Contracts on the federal tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state and local tax consequences, if any, of the Transaction, because this discussion only relates to the federal income tax consequences.

Characteristics of the Emerging Growth Portfolio Shares

Shares of the Emerging Growth Portfolio will be distributed to shareholders of the Technology Portfolio and will have the same legal characteristics as the shares of the Technology Portfolio with respect to such matters as voting rights, assessibility, conversion rights, and transferability.

Capitalizations of the Portfolios and Capitalization after the Transaction

The following table sets forth, as of June 30, 2004, the capitalization of shares of the Technology Portfolio and the Emerging Growth Portfolio. The table also shows the projected capitalization of the Emerging Growth Portfolio shares as adjusted to give effect to the proposed Transaction. The capitalization of the Emerging Growth Portfolio is likely to be different when the Transaction is consummated.

	Technology Portfolio	Emerging Growth Portfolio	Adjustments	Emerging Growth Portfolio Projected after Transaction
	(unaudited)	(unaudited)		(unaudited)
Net assets (thousands)
Class I	24,576	106,063	(162)	130,477
Class II	-	341	-	341
Total net assets (thousands)	24,576	106,404	-	130,818
Total shares outstanding (thousands)
Class I	5,252	14,392	(1,917)	17,727
Class II	-	47	-	47
Net asset value per share
Class I	4.68	7.37	-	7.36
Class II	-	7.28	-	7.28

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VOTING INFORMATION

The affirmative vote of a majority of the total number of outstanding shares of the Technology Portfolio is necessary to approve the Plan. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Technology Portfolio beneficially owned at the close of business on the Record Date. If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

In accordance with requirements of the Securities and Exchange Commission, Prudential, as record owner of the shares of the Technology Portfolio, will vote the shares for which it does not receive instruction from the Contract owner beneficially owning the shares, and Prudential will vote those shares (for the Plan, against the Plan, and abstain) in the same proportion as the votes cast in accordance with instructions received from Contract owners. Therefore, the presence at the Meeting of Prudential will be sufficient to constitute a quorum under the Fund's By-laws, and [substantially] all of the shares of the Technology Portfolio will be voted in some manner by Prudential.

An abstention is not counted as an affirmative vote of the type necessary to approve the Plan and, therefore, instructions to Prudential to abstain will have the same effect as a vote against the Plan.

How to Vote

You can vote your shares in any one of three ways:

•  By mail, with the enclosed proxy card,

•  In person at the Meeting, or

•  By phone.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted by Prudential in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revoking Proxies

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of thos instructions by written notice of such revocation to the Secretary of the Fund, by execution of subsequent voting instructions, or by voting in person at the Meeting.

Other Matters

The Board of Directors of the Fund does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Fund or Prudential. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Fund may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Fund may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

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ADDITIONAL INFORMATION ABOUT THE COMPANY AND THE PORTFOLIOS

The Technology Portfolio and the Emerging Growth Portfolio are separate series of the Fund, which is an open-end management investment company registered with the SEC under the Investment Company Act. Each Portfolio is, in effect, a separate mutual fund.

Additional information about the Emerging Growth Portfolio is included in Appendix B. Additional information about the Technology Portfolio is included in the prospectus for the Fund, dated May 1, 2004, and the portions of that prospectus relating to the Technology Portfolio are incorporated herein by reference. Further information about both Portfolios is included in the Statement of Additional Information of the Fund, dated May 1, 2004, and the portions of that document relating to the Portfolios are incorporated herein by reference. These documents are available upon request and without charge by calling 800-778-2255 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Fund, on behalf of the Portfolios, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act. The Fund also compiles an annual report, which includes the management discussion and analysis. The annual report is available both from the SEC and from the Fund. These materials can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, NY 10279, and in Chicago at 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the record date, all of the shares of both the Technology Portfolio and the Emerging Growth Portfolio are owned as of record by various Prudential separate accounts related to the contracts. As noted above, Prudential is required to offer Contract owners the opportunity to instruct it as to how to vote Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of either Portfolio.

Portfolio	Beneficial Owner Name*	Address	Percent Ownership

*  As defined by the Commission, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Directors and Officers of the Fund, as a group, beneficially owned less than 1% of the outstanding voting shares of either of the Portfolios.

16

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibit
A	Form of Plan of Reorganization by The Prudential Series Fund, Inc. on behalf of the SP Technology Portfolio and the SP Prudential U.S. Emerging Growth Portfolio

B	Prospectus for the Equity Portfolio, the SP Mid Cap Growth Portfolio, and the SP Prudential U.S. Emerging Growth Portfolio, dated May 1, 2004

17

Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this day of , 2004 by The Prudential Series Fund, Inc. (the "Fund"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, on behalf of the SP Technology Portfolio (the "Acquired Portfolio") and the SP Prudential U.S. Emerging Growth Portfolio (the "Acquiring Portfolio"), both series of the Fund. Together, the Acquired Portfolio and Acquiring Portfolio are referred to as the "Portfolios."

This Plan is intended to be and is adopted as a plan of reorganization for the Acquired Portfolio within the meaning of the Treasury Regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Portfolio of all or substantially all of the assets of the Acquired Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio in exchange solely for full and fractional Class I shares, par value $0.01 each, of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio according to their respective interests in complete liquidation of the Acquired Portfolio; and (iii) the dissolution of the Acquired Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Fund on behalf of the Acquiring Portfolio and the Acquired Portfolio:

1.  Sale and Transfer of Assets, Liquidation and Dissolution of Acquired Portfolio.

(a)  Subject to the terms and conditions of this Plan, the Fund shall: (i) transfer all or substantially all of the assets of the Acquired Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all the liabilities of the Acquired Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b)  The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio (collectively, the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Acquired Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Acquiring Portfolio on the Closing date (as defined in Section 3, hereinafter the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Acquired Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c)  Subject to the terms and conditions of this Plan, the Fund on behalf of the Acquiring Portfolio shall at the Closing deliver to the Acquired Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Class I shares of the Acquired Portfolio ("Acquired Portfolio Shares") on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Acquired Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d)  Immediately following the Closing, the Acquired Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Fund relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Acquired Portfolio shareholders are due based on their respective holdings of the Acquired Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.  Valuation.

(a)  The value of the Acquired Portfolio's Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in Fund's current effective prospectus.

(b)  The net asset value of a share of the Acquiring Portfolio shall be determined to the third decimal point as of the Valuation Time using the valuation procedures set forth in the Fund's current effective prospectus.

(c)  The net asset value of a share of the Acquired Portfolio shall be determined to the third decimal point as of the Valuation Time using the valuation procedures set forth in the Fund's current effective prospectus.

3.  Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be April 29, 2005, or earlier, based on mutual agreement of the parties. The Closing shall take place at the principal office of the Fund at 5:00 P.M. Eastern time on the Closing Date. The Fund on behalf of the Acquired Portfolio shall have provided for delivery as of the Closing of the Acquired Portfolio's Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio's Custodians, State Street Bank & Trust Company, 801 Pennsylvania, Kansas City, MO. Also, the Fund on behalf of the Acquired Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Acquired Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. The Fund on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Acquired Portfolio's account on the Closing Date to the Secretary of the Fund, or shall provide evidence satisfactory to the Acquired Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as the Fund on behalf of Acquired Portfolio may request.

4.  Representations and Warranties by the Fund on behalf of the Acquired Portfolio.

The Fund makes the following representations and warranties about the Acquired Portfolio:

(a)  The Acquired Portfolio is a series of the Fund, a corporation organized under the laws of the State of Maryland and validly existing and in good standing under the laws of that jurisdiction. The Fund is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Acquired Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)  The Fund on behalf of the Acquired Portfolio is authorized to issue 80,000,000 of the Acquired Portfolio Class I shares, par value $0.01 each, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2003, audited by PricewaterhouseCoopers LLP fairly present the financial position of the Acquired Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  The Fund has the necessary power and authority to conduct the Acquired Portfolio's business as such business is now being conducted.

(e)  The Fund on behalf of the Acquired Portfolio is not a party to or obligated under any provision of the Fund's Charter or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Portfolio has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Code and the Acquired Portfolio has qualified as a RIC for each taxable year since its inception, and will qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Portfolio to fail to satisfy the requirements of subchapter M of the Code. The Acquired Portfolio also has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(h)  The Acquired Portfolio, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

5.  Representations and Warranties by the Fund on behalf of the Acquiring Portfolio.

The Fund makes the following representations and warranties about the Acquiring Portfolio:

(a)  The Acquiring Portfolio is a series of the Fund, a corporation organized under the laws of the State of Maryland validly existing and in good standing under the laws of that jurisdiction. The Fund is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  The Fund on behalf of the Acquiring Portfolio is authorized to issue 80,000,000 of the Acquiring Portfolio Class I shares, par value $0.01 each, each outstanding share of which has full voting rights and is freely paid, non-assessable, and fully transferable.

(c)  At the Closing, Acquiring Portfolio Shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Portfolio are presently eligible for offering to the public, and there are a sufficient number of Acquiring Portfolio Shares authorized and registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The financial statements appearing in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2003, audited by PricewaterhouseCoopers LLP fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(e)  The Fund has the necessary power and authority to conduct the Acquiring Portfolio's business as such business is now being conducted.

(f)  The Fund on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of the Fund's Charter or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(g)  The Acquiring Portfolio has to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of the Code and the Acquiring Portfolio has qualified as a RIC for each taxable year since its inception, and will qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Portfolio to fail to satisfy the requirements of subchapter M of the Code. The Acquiring Portfolio also has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

6.  Representations and Warranties by the Fund on behalf of the Portfolios.

The Fund makes the following representations and warranties about the Portfolios:

(a)  The statement of assets and liabilities to be created by the Fund for each of the Portfolios as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Assets in the case of the Acquired Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, the Portfolios will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the Fund's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against either of the Portfolios.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by either of the Portfolios.

(e)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of the Fund's Board of Directors, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(f)  The Fund anticipates that consummation of this Plan will not cause either of the Portfolios to fail to conform to the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of each fiscal year or to conform to the requirements of Section 817(h) at the end of each tax quarter.

(g)  The Fund has the necessary power and authority to conduct the business of the Portfolios, as such business is now being conducted.

7.  Intentions of the Fund on behalf of the Portfolios.

(a)  The Fund intends to operate each Portfolio's respective business as presently conducted between the date hereof and the Closing.

(b)  The Fund intends that the Acquired Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Acquired Portfolio's shareholders.

(c)  The Fund on behalf of the Acquired Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Acquired Portfolio.

(d)  The Fund intends that, by the Closing, each of the Portfolio's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(e)  At the Closing, the Fund on behalf of the Acquired Portfolio intends to have available a copy of the shareholder ledger accounts, certified by the Fund's transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Acquired Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(f)  The Fund intends to mail to each shareholder of the Acquired Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Fund intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Acquired Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8.  Conditions Precedent to be Fulfilled by Fund on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Acquired Portfolio shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by the Fund on behalf of the Portfolios shall occur prior to the Closing; and (iii) the Fund shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Directors of the Fund on behalf of the Portfolios.

(c)  That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Portfolio at an annual or special meeting or any adjournment thereof.

(e)  That at or immediately prior to the Closing, the Acquired Portfolio shall have declared and paid a dividend or dividends which, together will all previous such dividends, shall have the effect of distributing to the Acquired Portfolio's shareholders all of such Acquired Portfolio's investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

(f)  That there shall be delivered to the Fund on behalf of the Portfolios an opinion from Goodwin Procter LLP substantially to the effect that the transactions contemplated by this Plan shall constitute a tax-free reorganization for federal income tax purposes under Section 368(a) of the Code. Such opinion shall contain at a minimum the following conclusions:

(1)  The transfer by the Acquired Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio, will constitute a reorganization within the meaning of Section 368(a) of the Code;

(2)  The Acquired Portfolio and the Acquiring Portfolio each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(3)  The Acquired Portfolio will recognize no gain or loss on (i) the transfer of its assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and the Acquiring Portfolio's assumption of the Acquired Portfolio's liabilities, or (ii) the subsequent distribution of those shares to the shareholders of the Acquired Portfolio in exchange for their Acquired Portfolio shares;

(4)  The Acquiring Portfolio will recognize no gain or loss on its receipt of the Acquired Portfolio's assets in exchange solely for Acquiring Portfolio Shares and the Acquiring Portfolio's assumption of the Acquired Portfolio's liabilities;

(5)  The Acquiring Portfolio's basis in the Acquired Portfolio's assets will, in each instance, be the same as the Acquired Portfolio's basis therein immediately before the Reorganization, and the Acquiring Portfolio's holding period for the Acquired Portfolio's assets will, in each instance, include the Acquired Portfolio's holding period therefor;

(6)  A shareholder of the Acquired Portfolio will recognize no gain or loss on the exchange of the Acquired Portfolio shares held by such shareholder solely for the Acquiring Portfolio Shares pursuant to the Reorganization; and

(7)  An Acquired Portfolio's shareholder's aggregate basis in the Acquiring Portfolio Shares received by such shareholder in the Reorganization will be the same as the shareholder's aggregate basis in the Acquired Portfolio shares surrendered in exchange for those Acquiring Portfolio Shares, and the shareholder's holding period for those Acquiring Portfolio Shares will include, in each instance, the shareholder's holding period for those Acquired Portfolio shares, provided that the shareholder holds them as capital assets on the Closing Date.

In giving the opinions set forth above, counsel may state that it is relying on representations and certificates of the officers of the Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Fund.

(g)  That there shall be delivered to the Fund on behalf of the Portfolios an opinion in form and substance satisfactory to it from Goodwin Procter LLP, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

(1)  Acquiring Portfolio Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the Fund, on behalf of the Acquiring Portfolio;

(2)  All actions required to be taken by the Fund and/or Portfolios to authorize and effect the Plan contemplated hereby have been duly authorized by all necessary action on the part of the Fund and the Portfolios;

(3)  Neither the execution, delivery, nor performance of this Plan by the Fund violates any provision of the Fund's Charter or By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Fund is a party or by which the Portfolios are otherwise bound; this Plan is the legal, valid, and binding obligation of the Fund and each Portfolio and is enforceable against the Fund and/or each Portfolio in accordance with its terms; and

(4)  The Fund's registration statement, of which the prospectus dated May 1, 2004 relating to each Portfolio (the "Prospectus") is a part, is, at the time of the signing of this Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Fund.

(h)  That the Fund's Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Acquired Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(i)  That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Acquired Portfolio.

9.  Expenses.

(a)  The Fund represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by the Portfolios, pro rata based on net assets of the Portfolios.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Acquired Portfolio) prior to the Closing, or the Closing may be postponed by the Fund on behalf of a Portfolio by resolution of the Board of Directors, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  If the transactions contemplated by this Plan have not been consummated by September 30, 2005, the Plan shall automatically terminate on that date, unless a later date is agreed to by the Fund on behalf of the relevant Portfolios.

(c)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Portfolio or Acquired Portfolio, and neither the Fund, the Acquiring Portfolio nor the Acquired Portfolio, nor the directors, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the Fund's Board of Directors if, in the judgment of such Board of Directors, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)  The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan of Reorganization, and neither the Fund nor any of its officers, directors, agents or shareholders nor the Portfolios nor any of their shareholders, shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of any of the Portfolios or the Fund against any liability to the entity for which that officer, director, agent or shareholder so acts or to any of the Fund's shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)  If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Fund on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued to the Acquired Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Acquired Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless the Fund on behalf of the Acquired Portfolio shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Entire Plan and Amendments.

This Plan embodies the entire plan of the Fund on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by the Fund on behalf of a Portfolio in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of the Fund on behalf of the Portfolio corresponding to the Portfolio making the assignment.

12.  Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, Attention: Secretary.

13.  Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of the State of New Jersey.

IN WITNESS WHEREOF, The Prudential Series Fund, Inc., on behalf of the SP Technology Portfolio and the SP Prudential U.S. Emerging Growth Portfolio, has executed this Plan by its duly authorized officer, all as of the date and year first-above written.

  THE PRUDENTIAL SERIES FUND, INC.
  on behalf of
  SP Technology Portfolio, and
  SP Prudential U.S. Emerging Growth Portfolio

Attest:   By:

Exhibit B

EQUITY PORTFOLIO, SP MID CAP GROWTH PORTFOLIO AND SP PRUDENTIAL
U.S. EMERGING GROWTH PORTFOLIO PROSPECTUS DATED MAY 1, 2004

B-1

The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

Equity Portfolio

SP Mid Cap Growth Portfolio

SP Prudential U.S. Emerging Growth Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

1	Investment Objectives and Principal Strategies of the Portfolios

3	Principal Risks

5	Evaluating Performance

8	Fees and Expenses of Investing in the Portfolios

8	More Detailed Information on How the Portfolios Invest

8	Investment Objectives and Policies

9	Equity Portfolio

9	SP Mid Cap Growth Portfolio

11	SP Prudential U.S. Emerging Growth Portfolio

12	More Detailed Information About Other Investments and Strategies Used by the Portfolios

12	American Depositary Receipts

12	Asset-Backed Securities

12	Collateralized Debt Obligations

13	Convertible Debt and Convertible Preferred Stock

13	Credit Default Swaps

13	Credit-Linked Securities

13	Derivatives

13	Dollar Rolls

13	Equity Swaps

13	Event-Linked Bonds

13	Forward Foreign Currency Exchange Contracts

14	Futures Contracts

14	Interest Rate Swaps

14	Joint Repurchase Account

14	Loans and Assignments

14	Mortgage-Related Securities

15	Options

15	Real Estate Investment Trusts

15	Repurchase Agreements

15	Reverse Repurchase Agreements

15	Short Sales

15	Short Sales Against-the-Box

15	Swap Options

16	Swaps

16	Total Return Swaps

16	When-Issued and Delayed Delivery Securities

16	How the Fund is Managed

16	Board of Directors

16	Investment Adviser

17	Investment Subadvisers

17	Portfolio Managers

18	How to Buy and Sell Shares of the Fund

19	Net Asset Value

20	Distributor

20	Other Information

20	Federal Income Taxes

21	Monitoring for Possible Conflicts

21	Financial Highlights

(For more information-see back cover)

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled "Principal Risks" which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success and it is possible that you could lose money.

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

•  company risk

•  derivatives risk

•  foreign investment risk

•  management risk

•  market risk

SP Mid Cap Growth Portfolio

Investment Objective: long-term growth of capital.

We invest, under normal market conditions, at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities typically are of medium market capitalizations, which Calamos Asset Management, Inc. (Calamos) believes have above-average growth potential.

1

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the Portfolio's investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(TM) Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio's 80% investment policy. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. Calamos uses a bottom-up and top-down analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities), as well as top-down approach of diversification by industry and company and paying attention to macro-level investment themes. The Portfolio may invest in foreign securities (including emerging markets securities). The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

•  company risk

•  derivatives risk

•  foreign investment risk

•  management risk

•  market risk

•  portfolio turnover risk

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio also may use derivatives for hedging or to improve the Portfolio's returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

•  company risk

•  derivatives risk

•  foreign investment risk

•  management risk

•  market risk

•  portfolio turnover risk

2

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt - also known as "high-yield bonds" and "junk bonds" - have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

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Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk.  Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Liquidity risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.  Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Portfolio turnover risk.  A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio's shareholders.

* * *

4

EVALUATING PERFORMANCE

Equity Portfolio

A number of factors - including risk - can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

BEST QUARTER: 16.81% (2nd quarter of 2003) WORST QUARTER: –17.48% (3rd quarter of 2002)

*  These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YR	5 YR	10 YR	SINCE CLASS II INCEPTION (5/3/99)
Class I shares	31.65%	1.08%	8.68%	-
Class II shares	31.11%	-	-	–1.86%
S&P 500 Index**	28.67%	–0.57%	11.06%	–2.44%
Russell 1000® Index***	29.89%	–0.13%	11.00%	–1.87%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	–1.22%	8.68%	–2.88%

  *  The Portfolio's returns are after deduction of expenses and do not include Contract charges.

  **  The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) - an unmanaged index of 500 stocks of large U.S. companies - gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.

  ***  The Russell 1000® Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.

****  The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

5

SP Mid Cap Growth Portfolio

A number of factors - including risk - can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

BEST QUARTER: 29.37% (4th quarter of 2001) WORST QUARTER: –33.97% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YR	SINCE INCEPTION (9/22/00)
Class I shares	40.10%	–15.27%
Russell Midcap® Index**	40.06%	2.05%
Russell Midcap Growth® Index***	42.71%	–13.04%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	–15.22%

  *  The Portfolio's returns are after deduction of expenses and do not include Contract charges.

  **  The Russell Midcap® Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

  ***  The Russell Midcap Growth® Index consists of those securities included in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.

****  The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return.

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SP Prudential U.S. Emerging Growth Portfolio

A number of factors - including risk - can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

BEST QUARTER: 24.62% (2nd quarter of 2003) WORST QUARTER: –27.97% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (7/9/01)
Class I Shares	42.09%	–11.69%	-
Class II Shares	41.51%	-	–5.44%
S&P MidCap 400 Index**	35.62%	3.21%	5.43%
Russell Midcap Growth® Index***	42.71%	–13.04%	–2.01%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	–15.22%	–6.56%

  *  The Portfolio's returns are after deduction of expenses and do not include Contract charges.

  **  The Standard & Poor's MidCap 400 Composite Stock Price Index (S&P MidCap 400) - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation - gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

  ***  The Russell Midcap Growth® Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

****  The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return.

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FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund's Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Equity Portfolio	N/A	0.45%	None	0.04%	0.49%
SP Mid Cap Growth Portfolio*	N/A	0.80%	None	0.54%	1.34%
SP Prudential U.S. Emerging Growth Portfolio	N/A	0.60%	None	0.20%	0.80%

Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class I Shares

	1 Year	3 Years	5 Years	10 Years
Equity Portfolio	50	157	274	616
SP Mid Cap Growth Portfolio	136	425	734	1,613
SP Prudential U.S. Emerging Growth Portfolio	82	255	444	990

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

8

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stocks of major established corporations as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. 20% of the Portfolio's investable assets may be invested in short, intermediate or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as "junk bonds."

In deciding which stocks to buy, our portfolio managers use a blend of investment styles. That is, we invest in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends and also invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•  Alternative investment strategies - including derivatives - to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

•  Purchase and sell options on equity securities, stock indexes and foreign currencies

•  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•  Forward foreign currency exchange contracts

•  Purchase securities on a when-issued or delayed delivery basis.

•  Short sales against-the-box.

•  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•  Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

SP Mid Cap Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible you could lose money.

The Portfolio invests, under normal market conditions, at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations that are believed to have above-average growth potential. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

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Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the Portfolio's investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(TM) Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund's 80% investment policy. As of December 31, 2003, the top of the Russell Midcap(TM) Growth Index range was approximately $13.3 billion. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. The investment adviser uses a bottom-up and top-down, analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) as well as top-down approach of diversification by industry and company, and paying attention to macro-level investment themes.

The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio may also invest in a variety of debt securities, equity securities, and other instruments, including the following types of securities:

•  Corporate debt.

•  Lower-rated bonds.

•  U.S. Government securities.

•  Variable and floating rate obligations.

•  Zero coupon bonds.

•  Deferred interest bonds.

•  PIK bonds.

•  Depository receipts.

•  Emerging markets equity securities.

•  Forward contracts.

•  Futures contracts.

•  Securities issued by investment companies.

•  Options (on currencies, futures, securities, and stock indices).

•  Repurchase agreements.

•  Restricted securities.

•  Short sales and short sales against-the-box.

•  Short-term debt.

•  Warrants.

•  When-issued and delayed delivery securities.

The Portfolio may borrow for temporary purposes.

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In response to adverse market conditions or when restructuring the Portfolio, the investment adviser may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when markets are unstable.

The Portfolio is managed by Calamos Asset Management, Inc.

SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can't guarantee success and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio's investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor's Mid Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2003, this number was $11.8 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company's common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio's total returns. As the Portfolio's assets grow, the impact of IPO investments will decline, which may reduce the Portfolio's total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

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The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•  Repurchase agreements.

•  Foreign currency forward contracts.

•  Derivative strategies.

•  Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

•  Mortgage-related securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio's shares.

•  Purchase and write (that is, sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

•  Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

As a result of the strategies described above, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio's assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio's ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND
STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) - Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities - An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) - A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics

12

of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock - A convertible security is a security - for example, a bond or preferred stock - that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer - through their conversion mechanism - the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps - In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities - Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives - A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment - a security, market index, currency, interest rate or some other benchmark - will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls - Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar - but not necessarily the same - security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps - In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds - Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Forward Foreign Currency Exchange Contracts - A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may

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be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts - A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps - In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account - In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments - Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities - Mortgage-Related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

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Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options - A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) - A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements - In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements - In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales - In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box - A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options - A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

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Swaps - Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps - In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities - With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

* * *

Each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund's Portfolios.

Portfolio	Total advisory fees as % of average net assets
Equity	0.45
SP Mid Cap Growth	0.80
SP Prudential U.S. Emerging Growth	0.60

Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the Equity Portfolio (portion) and the SP Prudential U.S. Emerging Growth Portfolios. Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

GE Asset Management Incorporated (GEAM) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM's ultimate parent is General Electric Company. As of December 31, 2003, GEAM oversees in excess of $180 billion under management. The address of GEAM is 3003 Summer Street, Stamford, Connecticut 06904.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM was established in 1987 and together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM's principal address is 399 Park Avenue, New York, New York 10022.

Calamos Asset Management, Inc. (Calamos) serves as the subadviser to the SP Mid Cap Growth Portfolio. Calamos, a registered investment adviser, is a wholly-owned subsidiary of Calamos Holdings, Inc. As of December 31, 2003, Calamos managed approximately $23.8 billion in assets for institutions, individuals, investment companies and hedge funds. The address of Calamos is 1111 E. Warrenville Road, Naperville, Illinois 60563-1463.

Portfolio Managers

Equity Portfolio

Jeffrey P. Siegel and David A. Kiefer are primarily responsible for the day-to-day management of the portion of the Portfolio advised by Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. They have managed the Portfolio since August 2000.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, is primarily responsible for the day-to-day management of the portion of the Portfolio advised by GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 33 years of asset management experience and has been employed with GEAM for over 9 years and holds B.A. and M.B.A. degrees from the University of Michigan. He has managed the Portfolio since 1995.

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Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

SP Mid Cap Growth Portfolio

John P. Calamos, Chief Executive Officer and President of Calamos, Nick P. Calamos, Chief Investment Officer and Executive Vice President of Calamos, and John P. Calamos, Jr., Executive Vice President of Calamos, are primarily responsible for the day-to-day management of the Portfolio. Each has been with Calamos since 1987. John P. Calamos and Nick P. Calamos have managed money together at Calamos or a related entity for over 20 years. They have managed the Portfolio since Calamos became the Portfolio's subadviser in December 2002.

SP Prudential U.S. Emerging Growth Portfolio

Susan Hirsch is primarily responsible for the day-to-day management of the Portfolio. Ms. Hirsch is an Executive Vice President of Jennison. Prior to joining Jennison, she was a Managing Director of Prudential Global Asset Management. Prior to joining Prudential in July 1996, Ms. Hirsch was employed by Lehman Brothers Global Asset Management from 1986 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. During this time, Ms. Hirsch was named as an Institutional Investor All-American Research Team Analyst for small growth stocks in 1991, 1992 and 1993. She holds a B.S. from Brooklyn College and is a member of the Financial Analysts Federation and The New York Society of Security Analysts, Inc. She has managed the Portfolio since its inception in August 2000.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio - Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements. Frequent trading by Contract owners may, under certain circumstances, disrupt the management of the Portfolios, negatively affect the Portfolios' performance and increase transaction costs for all Contract owners. Prudential and the other insurance companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners. The Portfolios themselves generally cannot monitor trading by particular Contract owners. The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by Contract owners. For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual

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rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of the Fund's Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

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All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities - those that are not valued on an amortized cost basis - are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

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Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights were derived from the financial statements audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, whose report on those financial statements was unqualified.

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.75	$20.49	$24.50	$28.90	$29.64
Income From Investment Operations:
Net investment income	0.17	0.17	0.18	0.51	0.54
Net realized and unrealized gains (losses) on investments	4.81	(4.75)	(2.83)	0.26	3.02
Total from investment operations	4.98	(4.58)	(2.65)	0.77	3.56
Less Distributions:
Dividends from net investment income	(0.18)	(0.16)	(0.18)	(0.51)	(0.53)
Distributions in excess of net investment income	-	-	-	(0.02)	-
Distributions from net realized gains	-	-	(1.18)	(4.64)	(3.77)
Total distributions	(0.18)	(0.16)	(1.36)	(5.17)	(4.30)
Net Asset value, end of year	$20.55	$15.75	$20.49	$24.50	$28.90
Total Investment Return(a)	31.65%	(22.34)%	(11.18)%	3.28%	12.49%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,012.3	$3,273.6	$4,615.9	$5,652.7	$6,235.0
Ratios to average net assets:
Expenses	0.49%	0.48%	0.49%	0.49%	0.47%
Net investment income	0.96%	0.88%	0.84%	1.75%	1.72%
Portfolio turnover rate	54%	54%	153%	78%	9%

(a)  Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

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Financial Highlights

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,			September 22, 2000(a) through
	2003	2002	2001	December 31, 2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.09	$7.62	$9.69	$10.00
Income From Investment Operations:
Net investment income loss	(0.02)	(0.02)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	1.66	(3.51)	(2.01)	(0.25)
Total from investment operations	1.64	(3.53)	(2.02)	(0.23)
Less Distributions:
Dividends from net investment income	-	-	(0.01)	(0.02)
Distributions from net realized gains	-	-	(0.04)	(0.06)
Total distributions	-	-	(0.05)	(0.08)
Net Asset Value, end of period	$5.73	$4.09	$7.62	$9.69
Total Investment Return(b)	40.10%	(46.33)%	(20.93)%	(2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$58.9	$18.3	$15.9	$5.6
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%	1.00	%(c)
Net investment income (loss)	(0.73)%	(0.59)%	(0.20)%	1.16	%(c)
Portfolio turnover rate	73%	255%	93%	27	%(e)

(a)  Commencement of operations.

(b)  Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)  Annualized.

(d)  Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.34% and (1.07)%, respectively, for the year ended December 31, 2003, 1.68% and (1.27)%, respectively, for the year ended December 31, 2002, 2.11% and (1.31)%, respectively, for the year ended December 31, 2001 and 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.

(e)  Not annualized.

22

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,					September 22, 2000(a) through
	2003	2002		2001		December 31, 2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.68	$6.89		$8.38		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.02)	(0.02)		(0.01)		0.01
Net realized and unrealized gains (losses) on investments	1.99	(2.19)		(1.48)		(1.62)
Total from investment operations	1.97	(2.21)		(1.49)		(1.61)
Less Dividends:
Dividends from net investment income	-	-		-		(0.01)
Net Asset value, end of period	$6.65	$4.68		$6.89		$8.38
Total Investment Return(b)	42.09%	(32.08)%		(17.78)%		(16.11)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$170.0	$51.0		$31.2		$6.4
Ratios to average net assets:
Expenses	0.80%	0.90	%(d)	0.90	%(d)	0.90	%(c)(d)
Net investment income (loss)	(0.56)%	(0.48	)%(d)	(0.37	)%(d)	0.49	%(c)(d)
Portfolio turnover rate	213%	299%		258%		82	%(e)

(a)  Commencement of operations.

(b)  Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)  Annualized.

(d)  Net of expense subsidy. If the investment advisor had not subsidizied expenses, the annual expense and net investment loss ratios would have been 0.98% and (0.56)%, respectively, for the year ended December 31, 2002, 1.41% and (0.88)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.87)%, respectively, for the period ended December 31, 2000.

(e)  Not annualized.

23

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (888) 778-2888

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:	In Person:

Securities and Exchange Commission	Public Reference Room

Public Reference Section	in Washington, DC

Washington, DC 20549-0102	(For hours of operation, call 1-202-942-8090)

By Electronic Request:	Via the Internet:

publicinfo@sec.gov	on the EDGAR Database at

(The SEC charges a fee to copy documents.)	http://www.sec.gov

  SEC File No. 811-03623

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3777

PRESORTED
STANDARD
U.S. POSTAGE
PAID
PERMIT 8048
NY, NY

PROSPECTUS/PROXY STATEMENT

1	Cover Page

2	Summary

2	The Proposal

2	Shareholder Voting

2	Comparisons of Some Important Features of the Portfolios

2	The Investment Objective and Strategies of the Portfolios

4	Other Non-Fundamental Investment Policies of the Portfolios

4	Fundamental Investment Restrictions of the Portfolios

4	Risks of Investing in the Portfolios

5	Federal Income Tax Considerations

5	Management of the Fund and the Portfolios

6	Valuation

7	Purchases, Redemptions, Exchanges and Distributions

7	Frequent Trading

7	Fees and Expenses

9	Expense Examples

9	Performance

9	Technology Portfolio

10	Emerging Growth Portfolio

11	Other Key Features of the Portfolios

11	Reasons for the Transaction

13	Information about the Transaction

13	Closing of the Transaction

13	Expenses of the Transaction

13	Federal Income Tax Consequences of the Transaction

14	Characteristics of the Emerging Growth Portfolio Shares

14	Capitalizations of the Portfolios and Capitalization after the Transaction

15	Voting Information

15	How to Vote

15	Revoking Proxies

15	Other Matters

15	Solicitation of Voting Instructions

16	Additional Information about the Company and the Portfolios

16	Principal Holders of Shares

17	Exhibits to Prospectus/Proxy Statement

A-1	Exhibit A – Plan of Reorganization

B-1	Exhibit B – Prospectus for the Equity Portfolio, the SP Mid Cap Growth Portfolio, and the SP Prudential U.S. Emerging Growth Portfolio dated May 1, 2004

STATEMENT OF ADDITIONAL INFORMATION

FOR

THE PRUDENTIAL SERIES FUND, INC.

February 28, 2005

Acquisition of the Assets of

the SP Technology Portfolio,

a series of The Prudential Series Fund, Inc.

By and in exchange for shares of the

the SP Prudential U.S. Emerging Growth Portfolio,

also a series of The Prudential Series Fund, Inc.

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the combined prospectus and proxy statement (the “Prospectus/Proxy Statement”) dated February 28, 2005, describing the Plan of Reorganization under which shareholders of the SP Technology Portfolio will receive shares of the SP Prudential U.S. Emerging Growth Portfolio (the “Transaction”).

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement.  A copy of the Prospectus/Proxy Statement may be obtained without charge by contacting The Prudential Series Fund, Inc. (the “Fund”) at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, or by telephoning toll-free 888-778-2888.  Incorporated by reference to this SAI are the following documents (which means that those portions are legally part of this SAI):

1.                                       The Statement of Additional Information of the Fund, dated May 1, 2004;

2.                                       The Annual Report of the Fund for the year ended December 31, 2003; and

3.                                       The Semi-Annual Report of the Fund for the period ended June 30, 2004.

Additional Information about the SP Prudential U.S. Emerging Growth Portfolio

Financial Statements

Pro Forma Financial Statements

B-1

ADDITIONAL INFORMATION ABOUT

THE SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

Additional information regarding the SP Prudential U.S. Emerging Growth Portfolio is included in the Statement of Additional Information of the Fund dated May 1, 2004.  That document accompanies this SAI, and the information in that document relating to the SP Prudential U.S. Emerging Growth Portfolio is incorporated by reference herein.

FINANCIAL STATEMENTS

Historical financial information regarding the SP Prudential U.S. Emerging Growth Portfolio and the SP Technology Portfolio is included in the Annual Report of the Fund dated December 31, 2003 and the Semi-Annual Report of the Fund dated June 30, 2004.  Those documents accompany this SAI, and the portions of those documents relating to the Portfolios are incorporated by reference herein.

PRO FORMA FINANCIAL STATEMENTS

The unaudited pro forma combined financial statements included in this SAI are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the transaction occurred on June 30, 2004.  The unaudited schedule of investments and statement of assets and liabilities reflect the combined financial position of the SP Technology Portfolio and the SP Prudential U.S. Emerging Growth Portfolio at June 30, 2004.  The unaudited statement of operations reflects the combined results of operations of the SP Technology Portfolio and the SP Prudential U.S. Emerging Growth Portfolio for period ended June 30, 2004.  The statements have been derived from the books and records of the Portfolios utilized in calculating daily net asset value at the date indicated above for both Portfolios under accounting principles generally accepted in the United States of America and the investment company industry.  The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the SP Technology Portfolio for pre-combination periods will not be restated.  As of June 30, 2004, all securities held by the target fund would comply with the compliance guidelines and/or investment restrictions of the acquiring fund.

B-2

PRO FORMA STATEMENT OF INVESTMENTS FOR THE MERGER OF THE PRUDENTIAL SERIES SP TECHNOLOGY SERIES WITH THE PRUDENTIAL SERIES SP U.S. EMERGING GROWTH SERIES AS OF JUNE 30, 2004.

SP TECHNOLOGY	SP US EMERGING GROWTH	Pro-forma adjustments	Pro-forma Combined SP US EMERGING GROWTH		SP TECHNOLOGY	SP US EMERGING GROWTH	Pro-forma adjustments	Pro-forma Combined SP US EMERGING GROWTH
(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Shares	Shares	Shares	Shares
				Long-Term Investments — 96.4%
				Common Stock
				Biotechnology — 5.2%
	17,100	—	17,100	Celgene Corp.(a)(b)		$979,146	—	$979,146
	23,300	—	23,300	Gilead Sciences, Inc.(a)		1,561,100	—	1,561,100
	33,600	—	33,600	ImClone Systems, Inc.(a)(b)		2,882,544	—	2,882,544
	19,900	—	19,900	MedImmune, Inc.(a)		465,660	—	465,660
	9,100	—	9,100	OSI Pharmaceuticals, Inc.(a)		641,004	—	641,004
	14,200	—	14,200	Transkaryotic Therapies, Inc.(a)		212,432	—	212,432

				Capital Markets — 2.3%
	9,700	—	9,700	Bear Stearns Cos., Inc. (The)(b)		817,807	—	817,807
	27,400	—	27,400	Eaton Vance Corp.		1,046,954	—	1,046,954
	11,100	—	11,100	Legg Mason, Inc.(b)		1,010,211	—	1,010,211
	4,700	—	4,700	National Financial Partners Corp.		165,769	—	165,769

				Commercial Services & Supplies — 4.2%
	15,000	—	15,000	Apollo Group, Inc. (Class “A” Stock)(a)(b)		1,324,350	—	1,324,350
	38,400	—	38,400	ChoicePoint, Inc.(a)		1,753,344	—	1,753,344
	16,000	—	16,000	CoStar Group, Inc.(a)		734,880	—	734,880
	65,000	—	65,000	Monster Worldwide, Inc.(a)(b)		1,671,800	—	1,671,800

				Communications Equipment — 5.7%
	29,300	—	29,300	Avaya, Inc.(a)		462,647	—	462,647
	136,600	—	136,600	Comverse Technology, Inc.(a)(b)		2,723,804	—	2,723,804
	126,300	—	126,300	JDS Uniphase Corp.(a)(b)		478,677	—	478,677
9,200	4,600	—	13,800	Qualcomm, Inc.	$671,416	335,708	—	1,007,124
37,700		—	37,700	Cisco Systems, Inc.(a)	893,490		—	893,490
49,300		—	49,300	Corning, Inc.(a)	643,858		—	643,858
23,600		—	23,600	Juniper Networks, Inc.(a)	579,852		—	579,852
34,100		—	34,100	Motorola, Inc.	622,325		—	622,325

				Computers & Peripherals — 1.6%
	38,100	—	38,100	Apple Computer, Inc.(a)		1,239,774	—	1,239,774
	9,300	—	9,300	Lexmark International, Inc. (Class “A” Stock)(a)		897,729	—	897,729

				Computer Hardware — 2.0%
26,200		—	26,200	Dell, Inc.(a)	938,484		—	938,484
33,200		—	33,200	EMC Corp.(a)	378,480		—	378,480
6,900		—	6,900	Lexmark International, Inc.(a)	666,057		—	666,057
28,000		—	28,000	Network Appliance, Inc.(a)	602,840		—	602,840

				Computer Services — 0.5%
14,700		—	14,700	Automatic Data Processing, Inc.	615,636		—	615,636

				Consulting Services — 0.3%
15,500		—	15,500	Accenture Ltd. (Class “A” Stock) (Bermuda)(a)	425,940		—	425,940

				Diversified Financial Services — 0.8%
	7,600	—	7,600	Chicago Merchantile Exchange (The)(b)		1,097,212	—	1,097,212

				Electronic Components — 1.7%
34,150		—	34,150	AU Optronics Corp. ADR (Taiwan)	558,011		—	558,011
19,900		—	19,900	Microchip Technology, Inc.	627,646		—	627,646
16,300		—	16,300	STMicroelectronics NV ADR (Netherlands)	358,763		—	358,763

SP TECHNOLOGY	SP US EMERGING GROWTH	Pro-forma adjustments	Pro-forma Combined SP US EMERGING GROWTH		SP TECHNOLOGY	SP US EMERGING GROWTH	Pro-forma adjustments	Pro-forma Combined SP US EMERGING GROWTH
(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Shares	Shares	Shares	Shares
20,800		—	20,800	Xilinx, Inc.	692,848		—	692,848

				Electronic Equipment & Instruments — 7.0%
	28,100	—	28,100	Agilent Technologies, Inc.(a)		822,768	—	822,768
	50,800	—	50,800	Amphenol Corp. (Class “A” Stock)(a)		1,692,656	—	1,692,656
	14,600	—	14,600	CDW Corp.		930,896	—	930,896
	23,500	—	23,500	Chico’s FAS, Inc.(a)(b)		1,061,260	—	1,061,260
	139,800	—	139,800	Symbol Technologies, Inc.		2,060,652	—	2,060,652
	54,300	—	54,300	Waters Corp.(a)(b)		2,594,454	—	2,594,454

				Energy Equipment & Services — 2.0%
	16,500	—	16,500	BJ Services Co.(a)		756,360	—	756,360
	36,200	—	36,200	ENSCO International, Inc.(b)		1,053,420	—	1,053,420
	23,700	—	23,700	National-Oilwell, Inc.(a)		746,313	—	746,313

				Healthcare Equipment & Supplies — 2.1%
	12,100	—	12,100	Alcon, Inc.(b)		951,665	—	951,665
	11,750	—	11,750	INAMED Corp.(a)		738,488	—	738,488
	20,800	—	20,800	Kinetic Concepts Inc.(a)		1,037,920	—	1,037,920

				Healthcare Providers & Services — 3.7%
	37,100	—	37,100	Caremark Rx, Inc.(a)		1,222,074	—	1,222,074
	26,000	—	26,000	Covance, Inc.(a)		1,003,080	—	1,003,080
	32,500	—	32,500	Dendrite International, Inc.(a)		603,850	—	603,850
	28,900	—	28,900	McKesson Corp.		992,137	—	992,137
	106,900	—	106,900	WebMD Corp.(a)(b)		996,308	—	996,308

				Hotels, Restaurants & Leisure — 2.9%
	32,400	—	32,400	Gaylord Entertainment Co.(a)		1,017,036	—	1,017,036
	35,000	—	35,000	MGM Mirage(a)		1,642,900	—	1,642,900
	29,900	—	29,900	Wynn Resorts, Ltd.(a)(b)		1,155,037	—	1,155,037

				Household Durables — 0.7%
	9,500	—	9,500	Harman International Industries, Inc. (b)		864,500	—	864,500

				Internet & Catalog Retail — 0.9%
	38,853	—	38,853	InterActiveCorp(a)(b)		1,171,029	—	1,171,029

				Internet Software & Services / Internet Content — 7.9%
	79,300	—	79,300	Akamai Technologies, Inc.(a)(b)		1,423,435	—	1,423,435
	16,400	—	16,400	Ask Jeeves, Inc.(a)(b)		640,092	—	640,092
	146,600	—	146,600	DoubleClick, Inc.(a)(b)		1,139,082	—	1,139,082
	115,900	—	115,900	RealNetworks, Inc.(a)		792,756	—	792,756
	67,800	—	67,800	SkillSoft PLC, ADR (Ireland)(a)		515,280	—	515,280
	72,700	—	72,700	VeriSign, Inc.(a)		1,446,730	—	1,446,730
18,500	79,900	—	98,400	Yahoo!, Inc.(a)(b)	672,105	2,902,767	—	3,574,872
8,900		—	8,900	eBay, Inc.(a)	818,355		—	818,355

				Internet Services — 0.4%
18,000		—	18,000	Check Point Software Technologies Ltd. (a)	485,820		—	485,820

				IT Services — 4.2%
	67,000	—	67,000	CheckFree Corp.(a)(b)		2,010,000	—	2,010,000
	31,400	—	31,400	CSG Systems International, Inc.(a)		649,980	—	649,980
	48,100	—	48,100	Fiserv, Inc.(a)(b)		1,870,609	—	1,870,609
	36,300	—	36,300	SunGard Data Systems, Inc.(a)(b)		943,800	—	943,800

				Machinery — 0.4%
	18,400	—	18,400	Pall Corp.		481,896	—	481,896

				Media — 0.5%
	21,100	—	21,100	Univision Communications, Inc. (Class “A” Stock)(a)(b)		673,723	—	673,723

				Medical Products — 1.8%
		—					—

SP TECHNOLOGY	SP US EMERGING GROWTH	Pro-forma adjustments	Pro-forma Combined SP US EMERGING GROWTH		SP TECHNOLOGY	SP US EMERGING GROWTH	Pro-forma adjustments	Pro-forma Combined SP US EMERGING GROWTH
(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Shares	Shares	Shares	Shares

7,600		—	7,600	Amgen, Inc.(a)	414,732		—	414,732
8,500		—	8,500	Genentech, Inc.(a)	477,700		—	477,700
10,300		—	10,300	Teva Pharmaceutical Industries Ltd. ADR (Israel)	693,087		—	693,087
9,400			9,400	Zimmer Holdings, Inc.(a)	829,080			829,080

				Oil & Gas — 1.9%
	21,200	—	21,200	Evergreen Resources, Inc.(a)		856,480	—	856,480
	42,600	—	42,600	Nexen, Inc.		1,662,252	—	1,662,252

				Pharmaceuticals — 5.6%
	9,500	—	9,500	Allergan, Inc.		850,440	—	850,440
	67,300	—	67,300	Biovail Corp. (Canada)(a)(b)		1,277,354	—	1,277,354
	41,800	—	41,800	Elan Corp. PLC, ADR (Ireland)(a)(b)		1,034,132	—	1,034,132
	55,300	—	55,300	Impax Laboratories, Inc.(a)		1,071,714	—	1,071,714
	45,100	—	45,100	IVAX Corp.(a)		1,081,949	—	1,081,949
	22,600	—	22,600	Medicis Pharmaceutical Corp. (Class “A” Stock)(a)(b)		902,870	—	902,870
	19,700	—	19,700	Sepracor, Inc.(a)(b)		1,042,130	—	1,042,130

				Road & Rail — 0.7%
	40,900	—	40,900	Sirva, Inc.(a)		940,700	—	940,700

				Semiconductor Components — 2.4%
11,500		—	11,500	Broadcom Corp. (Class “A” Stock)(a)	537,855		—	537,855
18,400		—	18,400	Intel Corp.	507,840		—	507,840
14,700		—	14,700	Linear Technology Corp.	580,209		—	580,209
79,861		—	79,861	Taiwan Semiconductor Manufacturing Co. Ltd ADR (Taiwan)	663,642		—	663,642
14,200		—	14,200	Texas Instruments, Inc.	343,356		—	343,356
123,700		—	123,700	United Microelectronics Corp. ADR (Taiwan)(a)	533,147		—	533,147

				Semiconductor Equipment — 0.4%
17,500		—	17,500	Applied Materials, Inc.(a)	343,350		—	343,350
3,800		—	3,800	KLA-Tencor Corp.(a)	187,644		—	187,644

				Semiconductors & Semiconductor Equipment — 5.1%
	43,700	—	43,700	Altera Corp.(a)		971,014	—	971,014
	47,100	—	47,100	International Rectifier Corp.(a)(b)		1,950,882	—	1,950,882
	50,400	—	50,400	Marvell Technology Group, Ltd.(a)(b)		1,345,680	—	1,345,680
	26,600	—	26,600	Maxim Integrated Products, Inc.		1,394,372	—	1,394,372
	46,000	—	46,000	National Semiconductor Corp.(a)		1,011,540	—	1,011,540

				Software — 14.8%
14,700	16,800	—	31,500	Adobe Systems, Inc.(a)	683,550	781,200	—	1,464,750
	84,200	—	84,200	Amdocs, Ltd. (United Kingdom)(a)		1,972,806	—	1,972,806
	53,400	—	53,400	Check Point Software Technologies, Ltd. (a)(b)		1,441,266	—	1,441,266
8,500	27,300	—	35,800	Cognos, Inc.(a)	307,360	987,168	—	1,294,528
8,600	48,200	—	56,800	Electronic Arts, Inc.(a)	469,130	2,629,310	—	3,098,440
	26,700	—	26,700	Intuit, Inc.(a)(b)		1,030,086	—	1,030,086
6,600	41,500	—	48,100	Mercury Interactive Corp.(a)(b)	328,878	2,067,945	—	2,396,823
	109,000	—	109,000	Network Associates, Inc.(a)(b)		1,976,170	—	1,976,170
	3,300	—	3,300	Salesforce.com, Inc.(a)		53,031	—	53,031
20,100	17,700	—	37,800	Symantec Corp.(a)	879,978	774,906	—	1,654,884
	119,800	—	119,800	TIBCO Software, Inc.(a)		1,012,310	—	1,012,310
28,200		—	28,200	Microsoft Corp.	805,392		—	805,392
34,900		—	34,900	Oracle Corp.(a)	416,357		—	416,357
10,000		—	10,000	Red Hat, Inc.(a)	229,700		—	229,700
13,600		—	13,600	SAP AG, ADR (Germany)	568,616		—	568,616

				Specialty Retail — 2.7%
	41,400	—	41,400	Linens ‘n Things, Inc.(a)		1,213,434	—	1,213,434
	21,400	—	21,400	PETCO Animal Supplies, Inc.(a)		689,294	—	689,294
	41,600	—	41,600	Weight Watchers International, Inc. (a)(b)		1,628,224	—	1,628,224

				Telecommunication Equipment — 0.9%
16,200		—	16,200	Adtran, Inc.	540,594		—	540,594
34,600		—	34,600	Avaya, Inc.(a)	546,334		—	546,334
5,900		—	5,900	Comverse Technology, Inc.(a)	117,646		—	117,646

SP TECHNOLOGY	SP US EMERGING GROWTH	Pro-forma adjustments	Pro-forma Combined SP US EMERGING GROWTH		SP TECHNOLOGY	SP US EMERGING GROWTH	Pro-forma adjustments	Pro-forma Combined SP US EMERGING GROWTH
(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Shares	Shares	Shares	Shares
				Telecommunication Services — 0.4%
24,700		—	24,700	Amdocs Ltd. (Israel)(a)	578,721		—	578,721

				Trading Companies & Distributors — 1.4%
	14,900	—	14,900	Fastenal Co.(b)		846,767	—	846,767
	28,700	—	28,700	MSC Industrial Direct Co., Inc.(b)		942,508	—	942,508

				Wireless Telecommunication Services — 1.3%
	88,400	—	88,400	Alamosa Holdings, Inc.(a)(b)		649,740	—	649,740
	67,500	—	67,500	Nextel Partners, Inc. (Class “A” Stock)(a)(b)		1,074,600	—	1,074,600

				TOTAL LONG-TERM INVESTMENTS	23,835,824	102,271,779	—	126,107,603
				(cost:118,312,568)
				SHORT-TERM INVESTMENT — 40.2%
				Registered Investments Companies — 38.6%
	50,440,552	—	50,440,552	Dryden Core Investment—Taxable Money Market Series		50,440,552		50,440,552

Principal Amount	Principal Amount	Principal Amount	Principal Amount
(000)	(000)	(000)	(000)
				Repurchase Agreements — 1.6%
				State Street Bank & Trust Co.
$2,142		—	$2,142	0.50% 7/1/04(c)	2,141,707		—	2,141,707

				Total Short-Term Investments	2,141,707	50,440,552		52,582,259
				(cost: 52,582,259)
				Total Investments —136.6%
				(cost: 170,894,827)	25,977,531	152,712,331	—	178,689,862
				Liabilities in excess of other assets — 36.6%	(1,401,082)	(46,308,410)	(162,000)(d)	(47,871,492)
				Total Net Assets — 100%	$24,576,449	$106,403,921	$—	$130,818,370

The following abbreviations are used throughout the Statement of Net Assets:

ADR                                  American Depositary Receipt

The following annotations are used throughout the Statement of Net Assets:

(a)                                Non-income producing security.

(b)                               Portion of securities on loan with an aggregate market value of $44,618,896; cash collateral of $46,062,957 was received with which the portfolio purchased securities.

(c)                                State Street Bank & Trust Company Repurchase Agreement, repurchase price $2,141,737 due 7/1/04.  The value of the collateral including accrued interest was $2,194,415. Collateralized by United States Treasury or Federal Agency obligations.

(d)                                 Estimated merger-related costs

THE PRUDENTIAL SERIES FUND, INC.

PRO FORMA STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2004

(UNAUDITED)

	SP Technology Portfolio	SP U.S. Emerging Growth Portfolio	Pro-Forma Adjustments		Pro-forma Combined Strategic Partners Small Cap Value
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
ASSETS:
Investments in Securities at Value (A) Including Securities Loaned at Value (B)	$25,977,531	$152,712,331			$178,689,862
Foreign Currency (C)	20,987	0			20,987
Receivable For:
Securities Sold	0	736,015			736,015
Dividends and Interest	17,774	49,937			67,711
Fund Shares Sold	15,626	87,731			103,357
Tax Reclaim	0	839			839
Prepaid Expenses	21	184			205
Total Assets	26,031,939	153,587,037			179,618,976

LIABILITIES:
Payable to Custodian	0	0			0
Payable to Investment Manager	12,647	49,972			62,619
Payable to Broker for Collateral for Securities on Loan	0	46,062,957			46,062,957
Payable For:
Securities Purchased	1,384,676	917,223			2,301,899
Fund Shares Redeemed	1,299	67,273			68,572
Deferred Directors’ Fees	2,284	0			2,284
Withholding Tax	0	475			475
Distribution Fees	0	68			68
Administration Fees	0	41			41
Custodian Fees	0	15			15
Accrued Expenses and Other Liabilities	54,584	85,092	162,000	(D)	301,676
Total Liabilities	1,455,490	47,183,116			48,800,606
Net Assets	$24,576,449	$106,403,921			$130,818,370

Components of Net Assets

Common Stock, at $0.001 Par Value	$52,519	$144,393	$(19,170)		$177,742
Additional Paid-In Capital	27,682,581	76,487,251	19,170		104,189,002
	27,735,100	76,631,644			104,366,744
Accumulated Net Investment Loss	(101,826)	(424,297)	(162,000	)(D)	(688,123)
Accumulated Net Realized Gain (Loss) on Investments	(3,630,807)	22,976,305			19,345,498
Net Unrealized Appreciation (Depreciation) on Investments	573,982	7,220,269			7,794,251
Net Assets	$24,576,449	$106,403,921			$130,818,370

(A) Investments at Cost	$25,402,756	$145,492,071			$170,894,827
(B) Securities Loaned at Value	$0	$44,618,896			$44,618,896
(C) Foreign Currency at cost	$21,780	$0			$21,780
(D) Estimated merger-related costs

See Notes to Financial Statements

		SP Technology Portfolio	SP U.S. Emerging Growth Portfolio	Pro-Forma Adjustments		Pro-forma Combined Strategic Partners Small Cap Value
		(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
NET ASSET VALUE:
Class I:	Net Assets	$24,576,449	$106,062,505	(162,000	)(a)	$130,476,954
	Shares Outstanding	5,251,906	14,392,393	1,916,949	(b)	17,727,350
	Net Asset Value and Redemption Price Per Share	$4.68	$7.37			$7.36
Class II:	Net Assets	$ N/A	$341,416			$341,416
	Shares Outstanding	N/A	46,868			46,868
	Net Asset Value, Offering and Redemption Price Per Share	$ N/A	$7.28			$7.28

(a) Estimated merger-related costs

(b) Represents the difference between total additional shares to be issued (see note 2) and current SP Technology Portfolio shares outstanding

See Notes to Financial Statements

The Prudential Series Fund, Inc.

Pro Forma Statement of Operations

For the Year ended June 30, 2004

	SP Technology Portfolio	SP Prudential U.S. Emerging Growth Portfolio	Adjusting Entries		Pro-Forma Combined SP Prudential U.S. Emerging Growth Portfolio
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
Statement of Operations:
Interest	$6,355	$437			$6,792
Dividends	66,457	257,543			324,000
Security Lending	0	35,134			35,134
Foreign taxes Withheld	(7,224)	(1,489)			(8,713)
Total Income	65,588	291,625			357,213

Expenses:
Advisory Fees	222,944	878,893	(106,625	)(a)	995,212
Distribution Fees - Class II	0	848	0		848
Transfer Agent’s Fees and Expenses	3,500	4,500	(500	)(b)	7,500
Administration Fees - Class II	0	509	0		509
Custodian Fees and Expenses	102,000	108,000	(85,000	)(c)	125,000
Reports to Shareholders	36,200	43,000	(49,200	)(c)	30,000
Audit and Legal Fees	25,500	17,000	(15,500	)(d)	27,000
Director’s Fees	10,500	12,200	(7,700	)(c)	15,000
Commitment Fee	443	2,100	(343	)(c)	2,200
Interest Expense	3,219	0	0		3,219
Miscellaneous	1,776	7,787	(2,563	)(c)	7,000

Total expenses	406,082	1,074,837	(267,431)		1,213,488
Less: Custodian fee Credit	(56)	(168)	0		(224)
Less: Advisory fees & expense reimbursement	(154,028)	0	154,028		0
Net expenses	251,998	1,074,669	(113,403)		1,213,264

Net investment income (loss)	(186,410)	(783,044)	113,403		(856,051)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	2,395,729	38,001,148			40,396,877
Options Written	0	41,056			41,056
Foreign Currency	4,199	97			4,296
	2,399,928	38,042,301			40,442,229

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(134,364)	(6,205,197)			(6,339,561)
Options Written	0	41,943			41,943
Foreign Currencies	(793)	(36)			(829)
	(135,157)	(6,163,290)			(6,298,447)

Net gain (loss) on investments	2,264,771	31,879,011			34,143,782

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,078,361	$31,095,967			$33,287,731

(a) Reflects adjustments to advisory fees based on the surviving Fund’s fee schedule.

(b) Reflects current transfer agent fee schedule.

(c) Reflects the elimination of duplicate services or fees.

(d) Reflects current audit and legal fee structure.

Average Net Assets
Class I	19,386,435	146,142,967	165,529,402
Class II	0	339,200	339,200

	19,386,435	146,482,167	165,868,602

Expense Ratios
Class I	1.30%	0.73%	0.73%
Class II	N/A	1.13%	1.13%

The Prudential Series Fund, Inc – SP Technology Portfolio merger with

The Prudential Series Fund, Inc – SP Prudential U.S. Emerging Growth Portfolio

Notes to Pro-Forma Financial Statements

(unaudited)

1.              Basis of Combination – The Pro-Forma Statement of Assets and Liabilities, including the Pro-Forma Schedule of Investments at June 30, 2004 and the related Pro-Forma Statement of Operations (“Pro-Forma Statements”) for the year ended June 30, 2004, reflect the accounts of SP Technology Portfolio and SP Prudential U.S. Emerging Growth Portfolio, each a “Portfolio.”

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of SP Technology Portfolio in exchange for shares in SP Prudential U.S. Emerging Growth Portfolio.  The Pro Forma Statements should be read in conjunction with the historical financial statements of each Portfolio included in their respective Statement of Additional Information. Following the proposed reorganiztion, the Prudential U.S. Emerging Growth Portfolio will be the accounting survivor.

2.              Shares of Beneficial Interest – The pro-forma net asset value per share assumes the issuance of additional shares of SP Prudential U.S. Emerging Growth Portfolio, which would have been issued on June 30, 2004, in connection with the proposed reorganization.  Shareholders of SP Technology Portfolio would become shareholders of SP Prudential U.S. Emerging Growth Portfolio, receiving shares of SP Prudential U.S. Emerging Growth Portfolio equal to the value of their holdings in SP Technology Portfolio. The amount of additional shares assumed to be issued has been calculated based on the June 30, 2004 net assets of SP Technology Portfolio and SP Prudential U.S. Emerging Growth Portfolio, the net asset value per share of as follows:

SP Prudential U.S. Emerging Growth Portfolio Additional Shares Issued	Net Assets 6/30/2004	Net Asset Value Per Share 6/30/2004
3,334,957	$24,576,449	$7.37

3.            Pro Forma Operations – The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Portfolio.  Accordingly, the combined gross investment income is equal to the sum of each Portfolio’s gross investment income.  Certain expenses have been adjusted to reflect the expected expenses of the combined entity.  The pro-forma investment management fees and plan of distribution fees of the combined Portfolio are based on the fee schedule in effect for SP Prudential U.S. Emerging Growth Portfolio at the combined level of average net assets for the twelve months ended June 30, 2004.  The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.     Securities Valuation – Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price.  Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ.  Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker.  Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange.  Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price.  Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series fund’s normal pricing time, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures.  Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities that are held in the Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.  The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to majority of any discount or premium.

5.     Estimates – The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

6.     Taxes – For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity.  It is each Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders.  Therefore, no federal income tax provision is required. The Sp Technology Portfolio had a capital loss carryforward of 4,392,627 as of December 31, 2003, which will have an annual limitation on the amount of utilization under section 382 of the Internal Revenue Code of 1986, as amended.

THE PRUDENTIAL SERIES FUND, INC.

FILE NOS. 333-           & 811-03623

FORM N-14

PART C

OTHER INFORMATION

Item 15.  Indemnification

Article VI, paragraph (4) of Registrant’s Articles of Incorporation provides that “each director and officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland and as provided in the by-laws of the Corporation.” Article VIII of the Registrant’s Articles of Incorporation provides, in pertinent part, that “no provision of these Articles of Incorporation shall be effective to (a) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.”

Paragraph 8 of the Management Agreement between Registrant and PI provides: “The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.”

The subadvisory agreement between PI and each subadviser generally provides that: “The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.”

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Insofar as indemnification for liability arising under the Securities Act of 1933 (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits

The following exhibits are incorporated by reference to the previously filed documents indicated below, except as otherwise noted:

(1)           Copies of the charter of the Registrant as now in effect;

(A)(1)     Second Articles of Restatement of the Registrant, previously filed with Post-Effective Amendment No. 44 to Registration Statement filed on Form N-1A on April 26, 2002.

(A)(2)     Articles Supplementary to Second Articles of Restatement of Registrant, previously filed with Post-Effective Amendment No. 45 to Registration Statement filed on Form N1-A on February 7, 2003.

(A)(3)     Articles of Amendment to Second Articles of Restatement of Registrant, previously filed with Post-Effective Amendment No. 45 to Registration Statement filed on Form N1-A on February 7, 2003.

(A)(4)     Articles of Amendment to Second Articles of Restatement of Registrant, previously filed with Post-Effective Amendment No. 47 to Registration Statement filed on Form N1-A on February 20, 2004.

(A)(5)     Articles of Amendment to Second Articles of Restatement of Registrant, previously filed with Post-Effective Amendment No. 47 to Registration Statement filed on Form N1-A on February 20, 2004.

(A)(6)     Articles Supplementary to Second Articles of Restatement of Registrant, previously filed with Post-Effective Amendment No. 48 to Registration Statement filed on Form N1-A on April 28, 2004.

(A)(7)     Articles of Amendment to Second Articles of Restatement of Registrant, previously filed with Post-Effective Amendment No. 48 to Registration Statement filed on Form N1-A on April 28, 2004.

(A)(8)     Articles of Amendment to Second Articles of Restatement of Registrant, previously filed with Post-Effective Amendment No. 48 to Registration Statement filed on Form N1-A on April 28, 2004.

(2)           Copies of the existing by-laws or corresponding instruments of the Registrant;

(A)          Amended By-laws for the Registrant are incorporated by reference to Post-Effective Amendment No. 42 to Registration Statement filed on Form N-1A on April 30, 2001.

(3)           Copies of any voting trust agreement affecting more than five percent of any class of equity securities of the Registrant;

Not Applicable

(4)           Copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it;

(A)              The Plan of Reorganization is included in this registration statement as Exhibit A to the Prospectus/Proxy Statement.

(5)           Copies of all instruments defining the rights of holders of the securities being registered including, where applicable, the relevant portion of the articles of incorporation or by-laws of the Registrant;

(A)            Articles V, VI, and VII of the Registrant’s Second Articles of Restatement, as previously filed with Post-Effective Amendment No. 44 to Registration Statement filed on Form N-1A on April 26, 2002, and Articles II, III and VII of the Registrant’s Amended By-laws as previously filed with Post-Effective Amendment No. 42 to to Registration Statement filed on Form N-1A on April 30, 2001.

(6)           Copies of all investment advisory contracts relating to the management of the assets of the Registrant;

(A)          Amended and Restated Management Agreement between Registrant and Prudential Investments LLC, previously filed with Post-Effective Amendment No. 45 to Registration Statement filed on Form N1-A on February 7, 2003.

(B)           Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation, previously filed with Post-Effective Amendment No. 42 to Registration Statement filed on Form N1-A on April 30, 2001.

(C)           Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC, previously filed with Post-Effective Amendment No. 42 to Registration Statement filed on Form N1-A on April 30, 2001.

(D)          Subadvisory Agreement between The Prudential Insurance Company of America and Pacific Investment Management Company, previously filed with Post-

Effective Amendment No. 36 to Registration Statement filed on Form N1-A on April 28, 1999.

(E)           Subadvisory Agreement between Prudential Investments Fund Management LLC and A I M Capital Management, Inc., previously filed with Post-Effective Amendment No. 39 to Registration Statement filed on Form N1-A on August 4, 2000.

(F)           Subadvisory Agreement between Prudential Investments Fund Management LLC and Alliance Capital Management, L.P., previously filed with Post-Effective Amendment No. 39 to Registration Statement filed on Form N1-A on August 4, 2000.

(G)           Subadvisory Agreement between Prudential Investments Fund Management LLC and Davis Selected Advisers, L.P., previously filed with Post-Effective Amendment No. 44 to Registration Statement filed on Form N1-A on April 26, 2002.

(H)          Subadvisory Agreement between Prudential Investments LLC and EARNEST Partners LLC, previously filed with Post-Effective Amendment No. 44 to Registration Statement filed on Form N1-A on April 26, 2002.

(I)            Subadvisory Agreement between Prudential Investments LLC and Goldman Sachs Asset Management, L.P., previously filed with Post-Effective Amendment No. 47 to Registration Statement filed on Form N1-A on February 20, 2004.

(J)            Subadvisory Agreement between Prudential Investments LLC and Massachusetts Financial Services Company, previously filed with Post-Effective Amendment No. 39 to Registration Statement filed on Form N1-A on August 4, 2000.

(K)          Subadvisory Agreement between Prudential Investments LLC and GE Asset Management, Incorporated, previously filed with Post-Effective Amendment No. 42 to Registration Statement filed on Form N1-A on April 30, 2001.

(L)           Subadvisory Agreement between Prudential Investments LLC and Salomon Brothers Asset Management, Inc., previously filed with Post-Effective Amendment No. 42 to Registration Statement filed on Form N1-A on April 30, 2001.

(M)         Subadvisory Agreement between Prudential Investments LLC and Hotchkis and Wiley Capital Management LLC, previously filed with Post-Effective Amendment No. 47 to Registration Statement filed on Form N1-A on February 20, 2004.

(N)          Subadvisory Agreement between Prudential Investments LLC and J.P. Morgan Investment Management, Inc., previously filed with Post-Effective Amendment No. 47 to Registration Statement filed on Form N1-A on February 20, 2004.

(O)          Subadvisory Agreement between Prudential Investments LLC and Calamos Asset Management, Inc., previously filed with Post-Effective Amendment No. 45 to Registration Statement filed on Form N1-A on February 7, 2003.

(P)(1)      Subadvisory Agreement between Prudential Investments LLC and RS Investment Management, L.P., previously filed with Post-Effective Amendment No. 45 to Registration Statement filed on Form N1-A on February 7, 2003.

(P)(2)      Amendment to Subadvisory Agreement between Prudential Investments and RS Investment Management, L.P., previously filed with Post-Effective Amendment No. 47 to Registration Statement filed on Form N1-A on February 20, 2004.

(Q)          Subadvisory Agreement between Prudential Investments LLC and The Dreyfus Corporation, previously filed with Post-Effective Amendment No. 47 to Registration Statement filed on Form N1-A on February 20, 2004.

(R)           Subadvisory Agreement between Prudential Investments LLC and State Street Research and Management Company, previously filed with Post-Effective Amendment No. 48 to Registration Statement filed on Form N1-A on April 28, 2004.

(S)           Subadvisory Agreement between Prudential Investments LLC and William Blair & Company LLC, previously filed with Post-Effective Amendment No. 48 to Registration Statement filed on Form N1-A on April 28, 2004.

(7)           Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

(A)          Distribution Agreement between Registrant and Prudential Investment Management Services LLC, was previously filed with Post-Effective Amendment No. 42 to Registration Statement filed on Form N-1A on April 30, 2001.

(8)           Copies of all bonus, profit sharing, pension, or other similar contracts or arrangements wholly or partly for the benefit of trustees or officers of the Registrant in their capacity as such. Furnish a reasonably detailed description of any plan that is not set forth in a formal document;

Not Applicable

(9)           Copies of all custodian agreements and depository contracts under Section 17(f) of the 1940 Act for securities and similar investments of the Registrant, including the schedule of remuneration;

(A)(1)     Form of Custodian Agreement between Investors Fiduciary Trust Company and Registrant, dated May 19, 1997, was previously filed with Post-Effective Amendment No. 34 to Registration Statement filed on Form N-1A on April 30, 2001.

(A)(2)     Custodian Agreement between Investors Fiduciary Trust Company and The Prudential Insurance Company of America, dated September 16, 1996, was previously filed with Post-Effective Amendment No. 37 to Registration Statement filed on Form N-1A on April 27, 2000.

(A)(3)     Assignment of Custodian Agreement from Investors Fiduciary Trust Company to State Street Bank and Trust Company, effective as of January 1, 2000, was previously filed with Post-Effective Amendment No. 37 to Registration Statement filed on Form N-1A on April 27, 2000.

(A)(4)     First Amendment to Custody Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company, dated December 1, 1996, was previously filed with Post-Effective Amendment No. 37 to Registration Statement filed on Form N-1A on April 27, 2000.

(A)(5)     Supplement to Custody Agreement between Registrant, Prudential’s Gibraltar Fund, Inc. and Investors Fiduciary Trust Company, dated August 19, 1998, was previously filed with Post-Effective Amendment No. 37 to Registration Statement filed on Form N-1A on August 4, 2000.

(A)(6)     Restated Supplement to Custody Agreement, dated July 1, 2001, was previously filed with Post-Effective Amendment No. 44 to Registration Statement filed on Form N-1A on April 26, 2002.

(A)(7)     Second Amendment of Custody Agreement between Registrant, Prudential’s Gibraltar Fund, Inc. and State Street Bank & Trust Company, dated January 17, 2002, was previously filed with Post-Effective Amendment No. 44 to Registration Statement filed on Form N1-A on April 26, 2002.

(B)(1)      Special Custody Agreement between Registrant, Goldman Sachs & Co., and Investors Fiduciary Trust Company, was previously filed with Post-Effective Amendment No. 37 to Registration Statement filed on Form N1-A on April 27, 2000.

(B)(2)      Assignment of Special Custody Agreement from Investors Fiduciary Trust Company to State Street Bank & Trust Company, effective January 1, 2000, was previously filed with Post-Effective Amendment No. 37 to Registration Statement filed on Form N1-A on April 27, 2000.

(B)(3)      First Amendment of Custody Agreement between Registrant, Prudential’s Gibraltar Fund, Inc. and State Street Bank & Trust Company, dated March 1, 2000, was previously filed with Post-Effective Amendment No. 37 to Registration Statement filed on Form N1-A on April 27, 2000.

(10)         Copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act and any agreements with any person relating to implementation of the plan, and copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act, any agreement with any person relating to implementation of the plan, any amendment to the plan, and a copy of the portion of the minutes of the meeting of the Registrant’s trustees describing any action taken to revoke the plan;

(A)              Amended Rule 12b-1 Plan, was previously filed with Post-Effective Amendment No. 42 to Registration Statement filed on Form N-1A on April 30, 2001.

(11)         An opinion and consent of counsel as to the legality of the securities being registered,

indicating whether they will, when sold, be legally issued, fully paid and nonassessable;

(A)          An opinion and consent of counsel is filed herewith.

(12)         An opinion, and consent to their use, of counsel or, in lieu of an opinion, a copy of the revenue ruling from the Internal Revenue Service, supporting the tax matters and consequences to shareholders discussed in the prospectus;

(A)          The Opinion and Consent of Counsel Supporting Tax Matters and Consequences to Shareholders is filed herewith.

(13)         Copies of all material contracts of the Registrant not made in the ordinary course of business which are to be performed in whole or in part on or after the date of filing the registration statement;

(A)(1)     Investment Account Agreement between Registrant, Prudential’s Gibraltar Fund, Inc. and Investors Fiduciary Trust Company, dated December 31, 1994, was previously filed with Post-Effective Amendment No. 37 to Registration Statement filed on Form N-1A on April 27, 2000.

(A)(2)     First Amendment to Investment Accounting Agreement between Registrant, Prudential’s Gibraltar Fund, Inc. and Investors Fiduciary Trust Company, dated June 20, 1995, was previously filed with Post-Effective Amendment No. 37 to Registration Statement filed on Form N-1A on April 27, 2000.

(A)(3)     Second Amendment to Investment Accounting Agreement between Registrant, Prudential’s Gibraltar Fund, Inc. and State Street Bank and Trust Company, dated March 1, 2000, was previously filed with Post-Effective Amendment No. 37 to Registration Statement filed on Form N1-A on April 27, 2000.

(14)         Copies of any other opinions, appraisals, or rulings, and consents to their use, relied on in preparing the registration statement and required by Section 7 of the 1933 Act;

(A)          Consent of independent auditors is filed herewith.

(15)         All financial statements omitted pursuant to Items 14(a)(1);

Not Applicable

(16)         Manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the registration statement; and

(A)            Powers of Attorney, were previously filed with Post-Effective Amendment No. 44 to Registration Statement filed on Form N1-A on April 26, 2002, and with Post-Effective Amendment No. 47 to Registration Statement filed on Form N1-A on February 20, 2004.

(17)         Any additional exhibits which the registrant may wish to file.

(A)          Form of voting instruction card is filed herewith.

Item 17.  Undertakings

(a)           The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b)           The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Newark and State of New Jersey, on the 22nd day of February, 2005.

The Prudential Series Fund, Inc.
(Registrant)

By:	/s/Jonathan D. Shain
Jonathan D. Shain
Secretary

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 22nd day of February, 2005.

Signature	Title

David R. Odenath*	Director and President (Principal
David R. Odenath	Executive Officer)

Grace Torres*	Treasurer (Principal
Grace Torres	Financial and Accounting
Officer)

Delayne Dedrick Gold*	Director
Delayne Dedrick Gold

Saul K. Fenster*	Director
Sauk K. Fenster, Ph.D.

Robert F. Gunia*	Director
Robert F. Gunia

W. Scott McDonald, Jr.*	Director and Vice-Chairman
W. Scott McDonald, Jr.

Thomas T. Mooney*	Director and Chairman
Thomas T. Mooney

Thomas M. O’Brien*	Director
Thomas M. O’Brien

John A. Pileski*	Director
John A. Pileski

F. Don Schwartz*	Director
F. Don Schwartz

*By:	/s/Jonathan D. Shain
Jonathan D. Shain
*Pursuant to Powers of Attorney previously filed

THE PRUDENTIAL SERIES FUND, INC.

REGISTRATION STATEMENT ON FORM N-14

EXHIBIT INDEX

* Indicates incorporated by reference to previous filing

EXHIBIT NO.	DESCRIPTION	LOCATION
(1)(A)(1)	Second Articles of Restatement of the Registrant, previously filed with Post-Effective Amendment No. 44 to Registration Statement filed on Form N1-A on April 26, 2002.	*
(1)(A)(2)	Articles Supplementary to Second Articles of Restatement of Registrant, previously filed with Post-Effective Amendment No. 45 to Registration Statement filed on Form N1-A on February 7, 2003.	*
(1)(A)(3)	Articles of Amendment to Second Articles of Restatement of Registrant, previously filed with Post-Effective Amendment No. 45 to Registration Statement filed on Form N1-A on February 7, 2003.	*
(1)(A)(4)	Articles of Amendment to Second Articles of Restatement of Registrant, previously filed with Post-Effective Amendment No. 47 to Registration Statement filed on Form N1-A on February 20, 2004.	*
(1)(A)(5)	Articles of Amendment to Second Articles of Restatement of Registrant, previously filed with Post-Effective Amendment No. 47 to Registration Statement filed on Form N1-A on February 20, 2004.	*
(1)(A)(6)	Articles Supplementary to Second Articles of Restatement of Registrant, previously filed with Post-Effective Amendment No. 48 to Registration Statement filed on Form N1-A on April 28, 2004.	*
(1)(A)(7)	Articles of Amendment to Second Articles of Restatement of Registrant, previously filed with Post-Effective Amendment No. 48 to Registration Statement filed on Form N1-A on April 28, 2004.	*
(1)(A)(8)	Articles of Amendment to Second Articles of Restatement of Registrant, previously filed with Post-Effective Amendment No. 48 to Registration Statement filed on Form N1-A on April 28, 2004.	*
(2)(A)	Amended By-Laws for the Registrant.	*
(4)(A)	Plan of Reorganization	Attached as Exhibit A to Prospectus / Proxy Statement
(5)(A)

Articles V, VI, and VII of the Registrant’s Second Articles of Restatement, as previously filed with Post-Effective Amendment No. 44 to Registration Statement filed on Form N-1A on April 26, 2002, and Articles II, III and VII

*

of the Registrant’s By-laws.
(6)(A)

Amended and Restated Management Agreement between Registrant and Prudential Investments LLC, previously filed with Post-Effective Amendment No. 45 to Registration Statement filed on Form N1-A on February 7, 2003

*
(6)(B)

Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation, previously filed with Post-Effective Amendment No. 42 to Registration Statement filed on Form N1-A on April 30, 2001.

*
(6)(C)

Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC, previously filed with Post-Effective Amendment No. 42 to Registration Statement filed on Form N1-A on April 30, 2001.

*
(6)(D)

Subadvisory Agreement between The Prudential Insurance Company of America and Pacific Investment Management Company, previously filed with Post-Effective Amendment No. 36 to Registration Statement filed on Form N1-A on April 28, 1999.

*
(6)(E)

Subadvisory Agreement between Prudential Investments Fund Management LLC and A I M Capital Management, Inc., previously filed with Post-Effective Amendment No. 39 to Registration Statement filed on Form N1-A on August 4, 2000.

*
(6)(F)

Subadvisory Agreement between Prudential Investments Fund Management LLC and Alliance Capital Management, L.P., previously filed with Post-Effective Amendment No. 39 to Registration Statement filed on Form N1-A on August 4, 2000.

*
(6)(G)

Subadvisory Agreement between Prudential Investments Fund Management LLC and Davis Selected Advisers, L.P., previously filed with Post-Effective Amendment No. 44 to Registration Statement filed on Form N1-A on April 26, 2002.

*
(6)(H)	Subadvisory Agreement between Prudential Investments LLC and EARNEST Partners LLC, previously filed with Post-Effective Amendment No. 44 to Registration Statement filed on Form N1-A on April 26, 2002.	*
(6)(I)

Subadvisory Agreement between Prudential Investments LLC and Goldman Sachs Asset Management, L.P., previously filed with Post-Effective Amendment No. 47 to Registration Statement filed on Form N1-A on February 20, 2004.

*
(6)(J)

Subadvisory Agreement between Prudential Investments LLC and Massachusetts Financial Services Company, previously filed with Post-Effective Amendment No. 39 to Registration Statement filed on Form N1-A on August 4, 2000.

*

(6)(K)

Subadvisory Agreement between Prudential Investments LLC and GE Asset Management, Incorporated, previously filed with Post-Effective Amendment No. 42 to Registration Statement filed on Form N1-A on April 30, 2001.

*
(6)(L)

Subadvisory Agreement between Prudential Investments LLC and Salomon Brothers Asset Management, Inc., previously filed with Post-Effective Amendment No. 42 to Registration Statement filed on Form N1-A on April 30, 2001.

*
(6)(M)

Subadvisory Agreement between Prudential Investments LLC and Hotchkis and Wiley Capital Management LLC, previously filed with Post-Effective Amendment No. 47 to Registration Statement filed on Form N1-A on February 20, 2004.

*
(6)(N)

Subadvisory Agreement between Prudential Investments LLC and J.P. Morgan Investment Management, Inc., previously filed with Post-Effective Amendment No. 47 to Registration Statement filed on Form N1-A on February 20, 2004.

*
(6)(O)

Subadvisory Agreement between Prudential Investments LLC and Calamos Asset Management, Inc., previously filed with Post-Effective Amendment No. 45 to Registration Statement filed on Form N1-A on February 7, 2003.

*
(6)(P)(1)

Subadvisory Agreement between Prudential Investments LLC and RS Investment Management, L.P., previously filed with Post-Effective Amendment No. 45 to Registration Statement filed on Form N1-A on February 7, 2003.

*
(6)(P)(2)

Amendment to Subadvisory Agreement between Prudential Investments LLC and RS Investment Management, L.P., previously filed with Post-Effective Amendment No. 47 to Registration Statement filed on Form N1-A on February 20, 2004.

*
(6)(Q)

Subadvisory Agreement between Prudential Investments LLC and The Dreyfus Corporation, previously filed with Post-Effective Amendment No. 47 to Registration Statement filed on Form N1-A on February 20, 2004.

*
(6)(R)

Subadvisory Agreement between Prudential Investments LLC and State Street Research and Management Company, previously filed with Post-Effective Amendment No. 48 to Registration Statement filed on Form N1-A on April 28, 2004.

*
(6)(S)

Subadvisory Agreement between Prudential Investments LLC and William Blair & Company LLC, previously filed with Post-Effective Amendment No. 48 to Registration Statement filed on Form N1-A on April 28, 2004.

*
(7)(A)

Distribution Agreement between Registrant and Prudential Investment Management Services LLC, previously filed with Post-Effective Amendment No. 42 to Registration Statement filed on Form N1-A on April 30, 2001.

*
(9)(A)(1)	Form of Custodian Agreement between Investors Fiduciary	*

Trust Company and Registrant, dated May 19, 1997, previously filed with Post-Effective Amendment No. 34 to Registration Statement filed on Form N1-A on April 30, 2001.
(9)(A)(2)

Custodian Agreement between Investors Fiduciary Trust Company and The Prudential Insurance Company of America, dated September 16, 1996, previously filed with Post-Effective Amendment No. 37 to Registration Statement filed on Form N1-A on April 27, 2000.

*
(9)(A)(3)

Assignment of Custodian Agreement from Investors Fiduciary Trust Company to State Street Bank and Trust Company, effective as of January 1, 2000, previously filed with Post-Effective Amendment No. 37 to Registration Statement filed on Form N1-A on April 27, 2000.

*
(9)(A)(4)

First Amendment to Custody Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company, dated December 1, 1996, previously filed with Post-Effective Amendment No. 37 to Registration Statement filed on Form N1-A on April 27, 2000.

*
(9)(A)(5)

Supplement to Custody Agreement between Registrant, Prudential’s Gibraltar Fund, Inc. and Investors Fiduciary Trust Company, dated August 19, 1998, previously filed with Post-Effective Amendment No. 37 to Registration Statement filed on Form N1-A on August 4, 2000.

*
(9)(A)(6)	Restated Supplement to Custody Agreement, dated July 1, 2001, previously filed with Post-Effective Amendment No. 44 to Registration Statement filed on Form N1-A on April 26, 2002.	*
(9)(A)(7)

Second Amendment of Custody Agreement between Registrant, Prudential’s Gibraltar Fund, Inc. and State Street Bank and Trust Company, dated January 17, 2002, previously filed with Post-Effective Amendment No. 44 to Registration Statement filed on Form N1-A on April 26, 2002.

*
(9)(B)(1)

Special Custody Agreement between Registrant, Goldman Sachs & Co., and Investors Fiduciary Trust Company, previously filed with Post-Effective Amendment No. 37 to Registration Statement filed on Form N1-A on April 26, 2002.

*
(9)(B)(2)

Assignment of Special Custody Agreement from Investors Fiduciary Trust Company to State Street Bank and Trust Company, effective January 1, 2000, previously filed with Post-Effective Amendment No. 37 to Registration Statement filed on Form N1-A on April 27, 2000.

*
(9)(B)(3)

First Amendment of Custody Agreement between Registrant, Prudential’s Gibraltar Fund, Inc. and State Street Bank and Trust Company, dated March 1, 2000, previously filed with Post-Effective Amendment No. 37 to Registration Statement filed on Form N1-A on April 27, 2000.

*

(10)(A)	Amended Rule 12b-1 Plan, previously filed with Post-Effective Amendment No. 42 to Registration Statement filed on Form N1-A on April 30, 2001.	*
(11)(A)	Opinion and consent of counsel.	Filed herewith
(12)(A)	Form of Opinion and Consent of Counsel Supporting Tax Matters and Consequences to Shareholders.	Filed herewith
(13)(A)(1)

Investment Accounting Agreement between Registrant, Prudential’s Gibraltar Fund, Inc. and Investors Fiduciary Trust Company, dated December 31, 1994, previously filed with Post-Effective Amendment No. 37 to Registration Statement filed on Form N1-A on April 27, 2000.

*
(13)(A)(2)

First Amendment to Investment Accounting Agreement between Registrant, Prudential’s Gibraltar Fund, Inc. and Investors Fiduciary Trust Company, dated June 20, 1995, previously filed with Post-Effective Amendment No. 37 to Registration Statement filed on Form N1-A on April 27, 2000.

*
(13)(A)(3)

Second Amendment to Investment Accounting Agreement between Registrant, Prudential’s Gibraltar Fund, Inc. and State Street Bank and Trust Company, dated March 1, 2000, previously filed with Post-Effective Amendment No. 37 to Registration Statement filed on Form N1-A on April 27, 2000.

*
(14)(A)	Consent of independent auditors.	Filed herewith
(16)

Powers of attorney, previously filed with Post-Effective Amendment No. 44 to Registration Statement filed on Form N1-A on April 26, 2002 and with Post-Effective Amendment No. 47 to Registration Statement filed on Form N1-A on February 20, 2004.

*
(17)(A)	Form of voting instruction card	Attached